UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22820

Nuveen Flexible Investment Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    July 31

Date of reporting period:    July 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report July 31, 2016

JPC
Nuveen Preferred Income Opportunities Fund

JPI
Nuveen Preferred and Income Term Fund

JPS
Nuveen Preferred Securities Income Fund (formerly known as Nuveen Quality Preferred Income Fund 2)

JPW
Nuveen Flexible Investment Income Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. Subsequent employment reports have been stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including weaker commodity prices, have kept inflation much lower for longer than many expected.

The U.S.’s modest expansion and positive employment trends led the U.S. Federal Reserve (Fed) to begin its path toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. However, since then, the Fed has remained on hold for reasons ranging from domestic to international, which helped continue to prop up asset prices despite bouts of short-term volatility.

Outside the U.S., optimism has been harder to come by. Investors continue to question whether China’s economy is finally stabilizing or still slowing. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere. Yet, growth has remained subdued.

With global economic growth still looking fairly fragile, and few near-term catalysts for improvement, we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 23, 2016

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Portfolio Managers’

Comments

Nuveen Preferred Income Opportunities Fund (JPC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Preferred Securities Income Fund (JPS) (formerly known as Nuveen Quality Preferred Income Fund 2)

Nuveen Flexible Investment Income Fund (JPW)

Nuveen Asset Management, LLC (NAM) and NWQ Investment Management Company, LLC (NWQ), both affiliates of Nuveen Investments, Inc., are sub-advisers for the Nuveen Preferred Income Opportunities Fund (JPC). NAM and NWQ each manage approximately half of the Fund’s investment portfolio. Douglas Baker, CFA and Brenda Langenfeld, CFA, are the portfolio managers for the NAM team. The NWQ income-oriented investment team is led by Thomas J. Ray, CFA and Susi Budiman, CFA. The Nuveen Preferred and Income Term Fund (JPI) features management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception. The Nuveen Preferred Securities Income Fund (JPS) is sub-advised by a team of specialists at Spectrum Asset Management, a wholly owned subsidiary of Principal Global Investors, LLC. Mark Lieb and Phil Jacoby lead the team. The Nuveen Flexible Investment Income Fund (JPW) features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments, Inc. Thomas J. Ray, CFA, and Susi Budiman, CFA, are the portfolio managers.

Effective January 31, 2016, the primary and secondary benchmarks for JPI changed in order to better represent the current investible universe of preferred securities. The BofA/Merrill Lynch U.S. All Capital Securities Index is the new Primary Benchmark. The secondary blended benchmark now consists of 60% BofA/Merrill Lynch U.S. All Capital Securities Index and 40% BofA/Merrill Lynch Contingent Capital Index. This secondary blended benchmark better aligns the portfolios with the investible universe of preferreds and hybrids by adding the contingent capital index to the performance benchmark. The secondary blended benchmark also better reflects the portfolios’ positioning with regard to $25 par securities and $1,000 par securities, as well as from a credit quality and duration perspective. The BofA/Merrill Lynch Contingent Capital Index has a recent inception date of December 31, 2013.

Additionally, JPI and JPC each has revised its investment policies to eliminate the previous 40% of assets limit on non-U.S. issuers in order to allow for increased investments in U.S. dollar-denominated contingent capital securities (CoCos).

Effective June 15, 2016, JPC changed its investment policies to remove CoCos from the 20% “Other Securities” investment strategies category and include them in the 80% principal investment strategies category.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

During October, 2015, the Board of Trustees for the Nuveen closed-end funds approved a plan to merge Nuveen Quality Preferred Income Fund (JTP) and Nuveen Quality Preferred Income Fund 3 (JHP) into the acquiring Fund, Nuveen Quality Preferred Income Fund 2 (JPS). During March 2016, shareholder approval was completed. The reorganization became effective on May 9, 2016, at which time the Nuveen Quality Preferred Income Fund 2 was renamed the Nuveen Preferred Securities Income Fund (keeping its ticker symbol of JPS). See Notes to Financial Statements, Notes 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further information.

Additionally, in October 2015, the Board approved changes to both JPS’s non-fundamental investment policies related to the minimum allocation to investment grade securities and the Fund’s secondary blended benchmark index. These changes were made to better align JPS’s strategies with the evolution in the preferred securities market since the Fund’s launch in 2002. JPS’s minimum allocation to investment grade securities was reduced from 80% to 65% and the existing 45% limit on U.S. dollar-denominated preferred securities of non-U.S. issuers was eliminated. JPS’s blended benchmark index consisted of 55% BofA/Merrill Lynch Preferred Securities Fixed Rate Index and 45% Barclays Tier 1 Capital Securities Index. Its new blended benchmark index consists of 60% BofA/Merrill Lynch All Capital Securities Index and 40% BofA/Merrill Lynch Contingent Capital Index.

Here the portfolio management teams discuss the U.S. economy and market conditions, their management strategies and the performance of the Funds for the twelve-month reporting period ended July 31, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended July 31, 2016?

Over the twelve-month reporting period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the second quarter of 2016, real GDP increased at an annual rate of 1.1%, as reported by the “second” estimate of the Bureau of Economic Analysis, up from 0.8% in the first quarter of 2016.

The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.9% in July 2016 from 5.3% in July 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.1% annual gain in June 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 5.1%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 0.8% over the twelve-month reporting period ended July 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.’s “Brexit” vote to leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.

6	NUVEEN

With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February, however, fear began to subside in March. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank (ECB), some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, a very disappointing jobs growth report in May and the significant uncertainty surrounding the U.K.’s Brexit vote led the Fed to again hold rates steady at its June and July meetings.

The U.K.’s vote on June 23, 2016 to leave the EU caught investors off guard. In response, U.K. sterling fell precipitously, global equities were turbulent and safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries saw notable inflows. However, the markets stabilized fairly quickly, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Although many political and economic uncertainties for the U.K. and the EU remain, market volatility was relatively subdued throughout July, as concerns of a Brexit-induced financial crisis abated.

Earlier in the reporting period, macroeconomic uncertainty driven by the economic trouble in emerging economies, falling commodity prices, along with uncertainty around the Fed’s hiking cycle all contributed to the significant volatility to both equity and credit markets. By the end of the reporting period however, riskier assets did recover. Common equity and high yield bonds generated total return of 5.38% as measured by the Russell 1000® Value Index and 4.92% for the BofA/Merrill Lynch U.S. High Yield Index. Investment grade corporate bonds did better with a 9.39% return as measured by the BofA/Merrill Lynch U.S. Corporate Index. The best performing asset class was undoubtedly the preferred market, with a 10.51% return as measured by the BofA/Merrill Lynch Preferred Securities Fixed Rate Index. The $1,000 par dominated BofA/Merrill Lynch U.S. All Capital Securities Index posted a 5.1% return during the reporting period and the $25 par dominated BofA/Merrill Lynch Core Plus Fixed Rate Preferred Securities Index posted a 10.5% return.

What key strategies were used to manage the Funds during this twelve-month reporting period ended July 31, 2016 and how did these strategies influence performance?

Nuveen Preferred Income Opportunities Fund (JPC)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and ten-year periods ended July 31, 2016. For the twelve-month reporting period ended July 31, 2016 the Fund’s common shares at net asset value (NAV) outperformed the JPC Blended Index, but underperformed the BofA/Merrill Lynch Preferred Securities Fixed Rate Index.

JPC invests at least 80% of its managed assets in preferred securities and up to 20% opportunistically over the market cycle in other types of securities, primarily income oriented securities such as corporate and taxable municipal debt and common equity. The Fund is managed by two experienced portfolio teams with distinctive, complementary approaches to the preferred market. NAM employs a debt-oriented approach that combines top down relative value analysis of industry sectors with fundamental credit analysis. NWQ’s investment process identifies undervalued securities within a company’s capital structure that offer the most attractive risk/reward potential. This multi-team approach gives investors access to a broader investment universe with greater diversification potential.

NUVEEN	7

Portfolio Managers’ Comments (continued)

Nuveen Asset Management

For the portion of the Fund managed by NAM, the Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund’s portfolio is actively managed seeking to capitalize on strong and continuously improving credit fundamentals across our issuer base, coupled with arguably wide credit spreads (the difference between current yields on preferred securities and U.S. Treasury Bonds and other fixed income benchmarks) for the preferred security asset class. The Fund’s strategy focuses opportunistically on highly regulated industries, like utilities, banks and insurance companies, with a current emphasis broadly on financial services companies.

We employ a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that focuses on fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par and $25 par preferred securities. In an effort to capitalize on the inefficiencies between different investor bases within the preferred securities market, we tactically and strategically shift capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets, as will periods where valuations trend in one direction or another for an extended period of time. This dynamic is often related to differences in how retail and institutional markets perceive and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

We continually monitor developments across the domestic and international financial markets, but we do not anticipate materially changing the Fund’s relative positioning strategy in the near future. We feel that valuations on the $25 par retail side of the market have run rich versus the $1,000 par institutional side of the market. We will likely maintain an overweight to $1,000 par securities as a result of this relative value opportunity, and because of our desire to position defensively against rising interest rates. Indeed, we have been concerned about the potential impact of rising rates on preferred security valuations for several quarters now. Callable fixed rate coupon securities, like many preferred securities, contain an additional risk, also known as duration extension risk, which is not applicable to non-callable fixed income structures. Duration on callable fixed rate coupon securities tends to extend during periods of rising interest rates, exactly the time when investors benefit least from higher duration. Luckily, there are coupon structures within the preferred securities market, like floating rate coupons and fixed-to-variable rate coupons that do not expose investors to the aforementioned duration extension risk. Given our concern regarding the potential impact of rising interest rates on preferred security valuations, we favor fixed-to-variable rate coupon structures which, all else equal, provide a lower duration profile on day one, and almost no duration extension risk versus traditional fixed rate coupon structures. One final note, fixed-to-variable rate securities are more common on the $1,000 par side of the market, and thus another reason in addition to relative value considerations for our current, and foreseeable, overweight to $1,000 par securities relative to the JPC Blended Index.

As mentioned in previous reports, the population of “new generation” preferred securities, such as contingent capital securities (otherwise known as CoCos), have indeed become an increasingly meaningful presence within the preferred/hybrid security marketplace. We estimate the total CoCo universe today to be just over $400 billion in size, with total capacity over the next few years eventually totaling between $500 billion and $600 billion based upon the current size of international banks’ balance sheets. As a reminder, international bank capital standards outlined in Basel III require new Additional Tier 1 (AT1)-qualifying and Tier 2-qualifying securities to contain explicit loss absorbing features upon the breach of certain predetermined capital thresholds. These loss-absorbing features come in one of three structures, including equity conversion, permanent write-down of principle or temporary write-down of principle with the possibility of future write-up when/if the issuer is able to replenish capital levels back above the threshold trigger level. We have allocated modestly to this new universe of securities. In our opinion, we have focused on those issuers that have

8	NUVEEN

meaningful capital cushions above regulatory minimum capital levels. Focusing exposure on these better capitalized issuers helps minimize to a great extent the likelihood of a conversion event, or a skipped coupon payment. In addition to the seeking out those issuers with the larger capital cushions, we also favor those issuers that have, or have nearly, issued their full regulatory amount of AT1 securities, to reduce the impact that future new issue supply might have on secondary valuations.

With respect to the Fund’s allocation to lower investment grade and below investment grade securities, we continue to believe that these segments will, over the long term, provide a more compelling risk-adjusted return profile than higher rated preferred/hybrid securities. Lower rated securities are often overlooked by retail and institutional investors, and especially by investors with investment grade-only mandates. Until recently, below investment grade preferred securities typically were not index eligible, limiting the potential investor base and frequently creating opportunities for the Fund within this particular segment of the asset class. While lower rated preferred securities may exhibit periods of higher price volatility, we believe the return potential is disproportionately higher due to inefficiencies inherent in the segment. In addition, this lower rated segment of the asset class tends to exhibit lower interest rate sensitivity than higher rated security structures. As a result, this allocation also helps to express our desire to be positioned defensively against rising interest rates. Also, please note that preferred/hybrid securities are typically rated several notches below an issuer’s senior unsecured debt rating. Consequently, in most instances, a BB rated preferred/hybrid security has been issued by an entity with an investment grade senior unsecured credit rating of BBB or higher. From a fundamental perspective, we do not believe that below investment grade rated preferred securities exposes our investors to the same risks found in other below investment grade categories like traditional high yield bonds or senior loans.

There is another interesting note to consider regarding recent ratings trends across the preferred/hybrid market. Over the past few years, the rating agencies have revised their methodologies for preferred securities which have resulted in a broad drift lower in average ratings for the asset class. This is primarily driven by the fact that the rating agencies no longer place a high likelihood of government support for the preferred security investor during times of crisis. In our opinion, these same rating agencies have yet to fully recognize the tremendous improvement in bank balance sheets post financial crisis, nor have they acknowledged the lower risk profile of the bank business model under the monumental amount of new regulatory oversight. At some point, we do expect rating agencies to take these factors into consideration and eventually to rate bank-issued preferred securities higher than what we observe today.

As with any fixed income asset class, preferred securities are not immune from the impact of rising interest rates. We seek to minimize the impact of higher rates on the market value of the Fund’s portfolio by establishing a position in less interest rate sensitive securities, like fixed-to-variable rate and variable rate coupon structures. We also feel that rising interest rates are frequently the result of an improving macro-economic landscape and one where the current domestic economic recovery has likely gained meaningful traction. In this type of environment, risk premiums should shrink, reflecting the lower risk profile of the overall market. As a result, credit spreads should also narrow. We believe that credit spread compression in the preferred security asset class could help mitigate the negative impact of rising interest rates.

While our allocation to $1,000 par preferred securities was about equal to the JPC Blended Index as of July 31, 2016, on average during the reporting period the Fund was overweight these structures. Versus the previous JPC Blended Index, the benchmark for performance through January 31, 2016, we maintained a meaningful overweight to $1,000 par securities. The new JPC Blended Index had a larger allocation to $1,000 par securities and as of July 31, 2016, both the JPC sleeve managed by NAM and the new JPC Blended Index had a 68% allocation to that side of the market. The Fund’s overweight to $1,000 par structures detracted from relative performance. In this prolonged low interest rate environment, retail investors’ demand for income producing securities has grown dramatically. With the single-minded focus on income, retail investors continued to drive valuations on the $25 par side of the market to increasingly higher levels. Looking at the two sides of the market another way, valuations have run so high on the $25 par side of the market that there is now a large population of these securities trading at a negative yield-to-worst. Given that valuations between the two sides of the market have divided so dramatically, we do expect valuations to normalize in the near future.

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Portfolio Managers’ Comments (continued)

Our overweight in the $1,000 par side of the market was also heavily concentrated in fixed-to-variable rate coupon structures, which, all else being equal, have lower interest rate sensitivity and lower duration extension risk compared to preferred/hybrid securities with standard fixed rate coupons. Given our outlook for gradually rising interest rates, the fixed-to-variable rate structures were better aligned with our strategy versus traditional fixed rate coupon securities. However, as of July 31, 2016 the Fund had 0.6 year longer effective duration versus the new JPC Blended Index. Despite having roughly 10% more fixed-to-variable rate exposure versus the new Blended Index at the end of the reporting period, the allocation within the JPC sleeve managed by NAM compared to the new Blended Index indeed had more exposure to non-call 10-year structures versus non-call 5-year structures, the former having inherently more duration than the latter. Given that interest rates actually decreased during the reporting period, relative performance of the JPC sleeve managed by NAM benefitted at the margin from the slightly longer duration profile. In addition, the non-call 10-year structures have greater key rate duration exposure further out the curve versus non-call 5-year structures. As a result, the flattening of the slope between 5-year U.S. Treasuries and 10-year U.S. Treasuries during the reporting period also contributed to relative outperformance versus the new JPC Blended Index. Unfortunately, the relative performance between $1,000 par and $25 par was a much greater factor on relative performance and resulted in the JPC sleeve managed by NAM slightly underperforming its new Blended Index.

Finally, while the JPC sleeve managed by NAM was underweight to CoCos versus the new JPC Blended Index, the Fund was actually overweight CoCo securities during the first six months of the reporting period when compared to the old JPC Blended Index. The old JPC Blended Index had no exposure to CoCos, while the Fund had an approximate 15% allocation to that segment of the market during the reporting period. Unfortunately, during the first half of the reporting period, the CoCo market was affected by several negative headlines resulting in the BofA/Merrill Lynch Contingent Capital Index posting a -1.6% total return for the six-month reporting period starting July 31, 2015 and ending January 31, 2016. During the second half of the reporting period, and with the onset of the new JPC Blended Index with its 40% allocation to CoCos, the Fund naturally transitioned from being overweight to underweight CoCos on a relative basis. While being overweight CoCO securities during the first half of the reporting period detracted from performance, the relative underweight to CoCos during the second half of the reporting period benefitted relative performance. For the twelve-month reporting period, the relative impact from the initial underweight and latter overweight to CoCos ended-up being inconsequential to performance.

NWQ Investment Management Company

For the portion of the Fund managed by NWQ, we seek to achieve high income and a measure of capital appreciation. While the Fund’s investments are primarily preferred securities, a portion of the Fund allows the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on seeking a sustainable level of income and an overall analysis for downside risk management.

Earlier in the reporting period, macroeconomic uncertainty driven by the economic trouble in emerging economies, falling commodity prices, along with uncertainty around the Fed’s hiking cycle all contributed to the significant volatility to both equity and credit markets. By the end of the reporting period however, riskier assets did recover. Common equity and high yield bonds generated total return of 5.38% as measured by the Russell 1000® Value Index and 4.92% for the BofA/Merrill Lynch U.S. High Yield Index. Investment grade corporate bonds did better with a 9.39% return as measured by the BofA/Merrill Lynch U.S. Corporate Index. Best performing asset class was undoubtedly the preferred market, with a 10.51% return as measured by the BofA/Merrill Lynch Preferred Securities Fixed Rate Index.

Through security selection, we reduced our exposure to common stocks and increased our exposure to investment grade bonds as many stocks have reached our target prices while we saw more attractive opportunities in bonds issued by high quality companies. This move has helped us protect some downside risks when as we went through several

10	NUVEEN

periods of intense volatility during the reporting period. The Fund’s average credit quality stayed the same, with an overweight in the BBB-BB rated part of the credit spectrum. We increased duration as we invested in longer maturity investment grade bonds, which also helped us as rates declined during the reporting period.

During the reporting period, our preferred, investment grade bonds, equity and high yield holdings contributed to performance. Several sectors contributed to the Fund’s performance, in particular our holdings in the industrial sector. However, our banking sector holdings detracted from performance.

Several of our holdings performed well during the reporting period, including National Storage Affiliates Trust (NSA) common stock. NSA is a self-storage real estate investment trust (REIT) that contributed to performance after posting strong results in its first year as a public company and closing its valuation discount versus other self-storage REITs. NSA has beaten and raised acquisition expectations and its stores continue to put up solid fundamental growth.

Also positively contributing to performance was Hercules Technology Growth Capital, Inc. common stock. The company is a leading specialty finance company focused on providing senior secured venture growth loans to high growth, innovative venture capital-backed companies in a broadly diversified variety of technology, life sciences and sustainable and renewable technology industries. The stock performed well during the reporting period as the company announced solid earnings during the reporting period.

Lastly, MGM Growth Properties contributed to performance. This REIT consists of U.S. properties operated by MGM. The master lease with MGM has a 10-year term with extension options on all properties, with cross-default and corporate parent guarantee protections. The company’s earnings before interest, taxes, depreciation and amortization (EBITDA) growth is expected to be stable in the low- to mid-single digits. We believe its high quality assets, favorable master lease terms and attractive dividend yield that may offer better downside protection. However, we think the downside risks are its asset concentration (single tenant) and expected minimal external growth opportunities near-term. When we initiated the position at the company’s IPO, we thought the incremental 150 basis point pick up in yield versus the outstanding MGM Growth Properties senior notes (which were trading at around 5% yield-to-maturity) offered an attractive risk-reward opportunity on the common stock. The stock rallied further during the second quarter of 2016 when the company announced its acquisition of the Borgata property from Boyd. This acquisition alleviated some of the company’s downside risks because it provided MGM greater diversity outside Las Vegas and is incremental to MGM’s rental income.

Detracting from performance was Seagate Technology, which designs, manufactures and markets hard disk drives for use in enterprise storage, servers, desktops, laptop computers, and other consumer electronic devices. It also has a growing solid state drive and storage systems portfolio. Recent weak demand within PC markets dragged the stock price lower as earnings were expected to be negatively affected by lower volumes. However, we believe negative sentiment has already been priced into the share price and the company has other catalysts, which include growth in the enterprise space, deferring operating expenditure plans and share buybacks, to offset recent weak stock performance. Gilead Sciences, Inc. common stock also detracted from performance. The stock came under pressure because of negative political and media coverage pertaining to drug pricing. Although we wouldn’t completely dismiss the potential for price controls, we feel they are very unlikely. Much of the focus has been on off-patent drugs or newly acquired drugs that underwent significant price increases. Gilead has expensive drug therapies, but they are novel in their development and treat diseases that are life threatening. As fundamentals prevail and earnings are reported we believe investors may be rewarded with a stock trading at attractive multiples of projected earnings and free cash flows, a strong management team and catalysts for future growth. Lastly, the senior debt of Gibson Brands Inc. detracted from performance. Gibson underperformed as the company’s entry into the consumer electronics business has experienced difficulties which have weighed on its financial performance. This was partially offset by strength in its guitar business.

We have always been cognizant of the risk of an interest rate rise when making investment decisions, therefore, we think the Fund has been positioned to moderate potential rate impact through investments in shorter duration preferred

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Portfolio Managers’ Comments (continued)

securities such as those with higher coupon or fix-to-float structure as well as increasing exposure to other asset classes through security selection. Higher interest rates would decrease the call risk of bond holdings and conversely lower rates would increase the call risk of bond holdings, all other factors remaining constant. Effective duration would increase as interest rates rise.

During the reporting period, the Fund wrote covered call options on common stocks to hedge equity exposure. These options had a positive impact on performance.

Nuveen Preferred and Income Term Fund (JPI)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended July 31, 2016. For the twelve-month reporting period ended July 31, 2016, the Fund’s shares at net asset value (NAV) underperformed the BofA/Merrill Lynch U.S. All Capital Securities Index, the new JPI Blended Benchmark Index, the old JPI Blended Benchmark and the BofA/Merrill Lynch Preferred Securities Fixed Rate Index.

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund’s portfolio is actively managed seeking to capitalize on strong and continuously improving credit fundamentals across our issuer base, coupled with arguably wide credit spreads (the difference between current yields on preferred securities and U.S. Treasury Bonds and other fixed income benchmarks) for the preferred security asset class. The Fund’s strategy focuses opportunistically on highly regulated industries, like utilities, banks and insurance companies, with a current emphasis broadly on financial services companies.

We employ a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that focuses on fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par and $25 par preferred securities. In an effort to capitalize on the inefficiencies between different investor bases within the preferred securities market, we tactically and strategically shift capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets, as will periods where valuations trend in one direction or another for an extended period of time. This dynamic is often related to differences in how retail and institutional markets perceive and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

We continually monitor developments across the domestic and international financial markets, but we do not anticipate materially changing the Fund’s relative positioning strategy in the near future. We feel that valuations on the $25 par retail side of the market have run rich versus the $1,000 par institutional side of the market. We will likely maintain an overweight to $1,000 par securities as a result of this relative value opportunity, and because of our desire to position defensively against rising interest rates. Indeed, we have been concerned about the potential impact of rising rates on preferred security valuations for several quarters now. Callable fixed rate coupon securities, like many preferred securities, contain an additional risk, also known as duration extension risk, which is not applicable to non-callable fixed income structures. Duration on callable fixed rate coupon securities tends to extend during periods of rising interest rates, exactly the time when investors benefit least from higher duration. Luckily, there are coupon structures within the preferred securities market, like floating rate coupons and fixed-to-variable rate coupons that do not expose investors to the aforementioned duration extension risk. Given our concern regarding the potential impact of rising interest rates on preferred security valuations, we favor fixed-to-variable rate coupon structures which, all else equal, provide a lower duration profile on day one, and almost no duration extension risk versus traditional fixed rate coupon structures.

12	NUVEEN

Fixed-to-variable rate securities are more common on the $1,000 par side of the market, and thus another reason in addition to relative value considerations for our current, and foreseeable, overweight to $1,000 par securities relative to the JPI Blended Index.

As mentioned in previous reports, the population of “new generation” preferred securities, such as contingent capital securities (otherwise known as CoCos), have indeed become an increasingly meaningful presence within the preferred/hybrid security marketplace. We estimate the total CoCo universe today to be just over $400 billion in size, with total capacity over the next few years eventually totaling between $500 billion and $600 billion based upon the current size of international banks’ balance sheets. As a reminder, international bank capital standards outlined in Basel III require new Additional Tier 1 (AT1)-qualifying and Tier 2-qualifying securities to contain explicit loss absorbing features upon the breach of certain predetermined capital thresholds. These loss-absorbing features come in one of three structures, including equity conversion, permanent write-down of principle or temporary write-down of principle with the possibility of future write-up when/if the issuer is able to replenish capital levels back above the threshold trigger level. We have allocated modestly to this new universe of securities. In our opinion, we have focused on those issuers that have meaningful capital cushions above regulatory minimum capital levels. Focusing exposure on these better capitalized issuers helps minimize to a great extent the likelihood of a conversion event, or a skipped coupon payment. In addition to the seeking out those issuers with the larger capital cushions, we also favor those issuers that have, or have nearly, issued their full regulatory amount of AT1 securities, to reduce the impact that future new issue supply might have on secondary valuations.

With respect to the Fund’s allocation to lower investment grade and below investment grade securities, we continue to believe that these segments will, over the long term, provide a more compelling risk-adjusted return profile than higher rated preferred/hybrid securities. Lower rated securities are often overlooked by retail and institutional investors, and especially by investors with investment grade only mandates. Until recently, below investment grade preferred securities typically were not index eligible, limiting the potential investor base and frequently creating opportunities for the Fund within this particular segment of the asset class. While lower rated preferred securities may exhibit periods of higher price volatility, we believe the return potential is disproportionately higher due to inefficiencies inherent in the segment. In addition, this lower rated segment of the asset class tends to exhibit lower interest rate sensitivity than higher rated security structures. As a result, this allocation also helps to express our desire to be positioned defensively against rising interest rates. Also, please note that preferred/hybrid securities are typically rated several notches below an issuer’s senior unsecured debt rating. Consequently, in most instances, a BB rated preferred/hybrid security has been issued by an entity with an investment grade senior unsecured credit rating of BBB or higher. From a fundamental perspective, we do not believe that below investment grade rated preferred securities exposure our investors to the same risks found in other below investment grade categories like traditional high yield bonds or senior loans.

There is another interesting note to consider regarding recent ratings trends across the preferred/hybrid market. Over the past few years, the rating agencies have revised their methodologies for preferred securities which have resulted in a broad drift lower in average ratings for the asset class. This is primarily driven by the fact that the rating agencies no longer place a high likelihood of government support for the preferred security investor during times of crisis. In our opinion, these same rating agencies have yet to fully recognize the tremendous improvement in bank balance sheets post financial crisis, nor have they acknowledged the lower risk profile of the bank business model under the monumental amount of new regulatory oversight. At some point, we do expect rating agencies to take these factors into consideration and eventually to rate bank-issued preferred securities higher than what we observe today.

As with any fixed income asset class, preferred securities are not immune from the impact of rising interest rates. As mentioned above, we seek to minimize the impact of higher rates on the market value of the Fund’s portfolio by establishing a position in less interest rate sensitive securities, like fixed-to-variable rate and variable rate coupon structures. We also feel that rising interest rates are frequently the result of an improving macro-economic landscape, and one

NUVEEN	13

Portfolio Managers’ Comments (continued)

where the current domestic economic recovery has likely gained meaningful traction. In this type of environment, risk premiums should shrink, reflecting the lower risk profile of the overall market. As a result, credit spreads should also narrow. We believe that credit spread compression in the preferred security asset class could help mitigate the negative impact of rising interest rates.

While our allocation to $1,000 par preferred securities was about equal to the JPI Blended Index as of July 31, 2016, on average during the reporting period the Fund was overweight these structures. Versus the previous JPI Blended Index, the benchmark for performance through January 31, 2016, we maintained a meaningful overweight to $1,000 par securities. The new JPI Blended Index had a larger allocation to $1,000 par securities and as of July 31, 2016, both JPI and the new JPI Blended Index had a 68% allocation to that side of the market. The Fund’s overweight to $1,000 par structures detracted from relative performance. In this prolonged low interest rate environment, retail investors’ demand for income producing securities has grown dramatically. With the single-minded focus on income, retail investors continued to drive valuations on the $25 par side of the market to increasingly higher levels. Looking at the two sides of the market another way, valuations have run so high on the $25 par side of the market that there is now a large population of these securities trading at a negative yield-to-worst. Given that valuations between the two sides of the market have bifurcated so dramatically, we do expect valuations to normalize in the near future.

Our overweight in the $1,000 par side of the market was also heavily concentrated in fixed-to-variable rate coupon structures, which, all else being equal, have lower interest rate sensitivity and lower duration extension risk compared to preferred/hybrid securities with standard fixed rate coupons. Given our outlook for gradually rising interest rates, the fixed-to-variable rate structures were better aligned with our strategy versus traditional fixed rate coupon securities. However, as of July 31, 2016 the Fund had 0.6 year longer effective duration versus the new JPI Blended Index. Despite having roughly 10% more fixed-to-variable rate exposure versus the new Blended Index at the end of the reporting period, JPI’s allocation compared to the new JPI Blended Index indeed had more exposure to non-call 10-year structures versus non-call 5-year structures, the former having inherently more duration than the latter. Given that interest rates actually decreased during the reporting period, relative performance of JPI benefitted at the margin from the slightly longer duration profile. In addition, the non-call 10-year structures have greater key rate duration exposure further out the curve versus non-call 5-year structures. As a result, the flattening of the slope between 5-year U.S. Treasuries and 10-year U.S. Treasuries during the twelve-month reporting period also contributed to relative outperformance versus the new JPI Blended Index. Unfortunately, the relative performance between $1,000 par and $25 par was a much greater factor on relative performance and resulted in JPI slightly underperforming its new JPI Blended Index.

Finally, while JPI was underweight to CoCos versus the new JPI Blended Index, the Fund was actually overweight CoCo securities during the first six months of the reporting period when compared to the old JPI Blended Index. The old JPI Blended Index had no exposure to CoCos, while the Fund had an approximate 15% allocation to that segment of the market during the reporting period. Unfortunately, during the first half of the reporting period, the CoCo market was affected by several negative headlines resulting in the BofA/Merrill Lynch Contingent Capital Index posting a -1.6% total return for the six-month reporting period starting July 31, 2015 and ending January 31, 2016. During the second half of the reporting period, and with the onset of the new JPI Blended Index with its 40% allocation to CoCos, the Fund naturally transitioned from being overweight to underweight CoCos on a relative basis. While being overweight CoCO securities during the first half of the period detracted from performance, the relative underweight to CoCos during the second half of the period benefitted relative performance. For the twelve-month reporting period, the relative impact from the initial underweight and latter overweight to CoCos ended-up being inconsequential to performance.

Nuveen Preferred Securities Income Fund (JPS) (formerly Nuveen Quality Preferred Income Fund 2)

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for the Fund for the one-year, five-year and ten-year periods ended July 31, 2016. For the twelve-month reporting period ended July 31, 2016 the Fund’s common shares at net asset value (NAV) outperformed the Barclays U.S.

14	NUVEEN

Aggregate Bond Index and the new JPS Blended Benchmark. The new JPS Blended Benchmark Index, which is a secondary benchmark, consists of 60% BofA/ Merrill Lynch All Capital Securities Index and 40% BofA/Merrill Lynch Contingent Capital Index.

The investment objective of the Fund is to seek high current income consistent with capital preservation with a secondary objective to enhance portfolio value relative to the broad market for preferred securities. Under normal market conditions, the Fund seeks to invest at least 80% of its net assets in preferred securities and up to 20% of its net assets in debt securities, including convertible debt and convertible preferred securities.

Our broad strategy during the reporting period was to reposition the Fund during and after its reorganization into higher yielding below investment grade preferred securities and more fixed-to-variable type coupon structures. We keep a risk-averse posture toward security structure and portfolio structure, which is an important core aspect of our efforts to preserve capital and provide attractive income relative to senior corporate credit. Extension risk, the risk that a security’s duration will lengthen, due to a decrease in prepayments caused by rising interest rates, is endemic to the $25 par sector. As a result, we reduced our concentrations in this sector from roughly 33% down to 20% by the end of the reporting period. We then repositioned the Fund into the fixed-to-variable capital securities sector. Overall, concentrations in below investment grade securities were increased from 10% to 32% and capital securities were increased from 63% to 79% with the objective of increasing the Fund’s potential for higher net earnings.

During the reporting period, the U.S. Fed raised its target funds rate by 25 basis points in December 2015. There was also a sharp correction in the S&P 500® Index during the January and February 2016 period. Deflation and slow growth has kept both the ECB and the Bank of Japan in accommodative positions. More recently the Bank of England has cut its key benchmark rate and has begun a quantitative easing program of its own on the heels of the UK’s vote to leave the EU.

Despite the brief pause during the beginning of 2016, preferred securities performed well over the course of the reporting period. The positive total return has been aided by several factors, including the consistent decline in long-term U.S. Treasury rates, additional easy money from global central banks and constructive fundamental capital formation in the banking sector. Capital securities were the top performers for the reporting period, including General Electric Company 5% and QBE Cap Funding III Limited 7.25% being among the best. The main detractors were Catlin Insurance Company Limited 7.249% and Glen Meadows Pass Through Trust 6.505, which the market is pricing on its expectation that it will not be called when the call options become active next year but will likely switch to paying a floating rate coupon.

We positioned the Fund to play the intermediate part of the yield curve on average by moving more underweight the $25 par sector and overweight more intermediate $1,000 par sector. The Fund is positioned this way because we prefer to take more credit risk than duration risk. Additionally, we like the structural benefits of the contingent capital securities (“CoCo”) sector which has resettable intermediate fixed rate coupons. The CoCo sector received some good fundamental news through regulatory changes this summer whereby coupon payments should gain more certainty because the capital that EU member banks will be required to hold in order to pay the coupons was reduced. This change by the ECB gives the EU banks more cushion to absorb losses before a capital trigger can begin to limit the maximum distributable amounts. We increased the Fund’s concentrations in CoCo securities to approximately 30% during the reporting period in order to augment the potential for higher net earnings.

Nuveen Flexible Investment Income Fund (JPW)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended July 31, 2016. For the twelve-month reporting period ended July 31, 2016, the Fund’s common shares at net asset value (NAV) outperformed the Barclays U.S. Aggregate Bond Index.

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Portfolio Managers’ Comments (continued)

JPW invests at least 80% of its managed assets in income producing preferred, debt and equity securities issued by companies located anywhere in the world. Up to 50% of its managed assets may be in securities issued by non-U.S. companies, though all (100%) Fund assets will be in U.S. dollar-denominated securities. Up to 40% of its managed assets may consist of equity securities, not including preferred securities. Up to 75% of investments in debt and preferred securities that are of a type customarily rated by a credit rating agency, may be rated below investment grade, or if unrated, will be judged to be of comparable quality by NWQ. The Fund will invest at least 25% in securities issued by financial services companies.

The Fund’s investment objectives are to provide high current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing in undervalued securities with attractive investment characteristics. The Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on seeking a sustainable level of income and an overall analysis for downside risk management.

Earlier in the reporting period, macroeconomic uncertainty driven by the economic trouble in emerging economies, falling commodity prices, along with uncertainty around the Fed’s hiking cycle all contributed to the significant volatility to both equity and credit markets. By the end of the reporting period however, riskier assets did recover. Common equity and high yield bonds generated a total return of 5.38% as measured by the Russell 1000® Value Index and 4.92% for the BofA/Merrill Lynch U.S. High Yield Index. Investment grade corporate bonds did better with a 9.39% return as measured by the BofA/Merrill Lynch U.S. Corporate Index. The best performing asset class was the preferred market, with a 10.51% return as measured by the BofA/Merrill Lynch Preferred Securities Fixed Rate Index.

Through security selection, we reduced our exposure to common stocks and increased investment grade bonds as many stocks have reached our target prices while we saw more attractive opportunities in bonds issued by high quality companies. This move has helped us protect some downside risks when as we went through several periods of intense volatility during the reporting period. The Fund’s average credit quality stayed the same, with an overweight in the BBB-BB rated part of the spectrum. We increased duration as we invested in longer maturity investment grade bonds, which also helped us as rates declined during the reporting period.

During the reporting period, our preferred, investment grade bonds, equity and high yield holdings contributed to performance. Several sectors contributed to the Fund’s performance, in particular our holdings in the industrial sector. However, our banking sector holdings detracted from performance.

Several of our holdings performed well during the reporting period, including National Storage Affiliates Trust (NSA) common stock. NSA is a self-storage real estate investment trust (REIT) that contributed to performance after posting strong results in its first year as a public company and closing its valuation discount versus other self-storage REITs. NSA has beaten and raised acquisition expectations, and its stores continue to put up solid fundamental growth.

Also positively contributing to performance was Hercules Technology Growth Capital, Inc. common stock. The company is a leading specialty finance company focused on providing senior secured venture growth loans to high growth, innovative venture capital-backed companies in a broadly diversified variety of technology, life sciences and sustainable and renewable technology industries. The stock performed well during the reporting period as the company announced solid earnings during the reporting period.

Lastly, MGM Growth Properties contributed to performance. This REIT consists of U.S. properties operated by MGM. The master lease with MGM has a 10-year term with extension options on all properties, with cross-default and corporate parent guarantee protections. The company’s earnings before interest, taxes, depreciation and amortization (EBITDA) growth is expected to be stable in the low- to mid-single digits. We believe its high quality assets, favorable

16	NUVEEN

master lease terms and attractive dividend yield should offer better downside protection. However, we think the downside risks are its asset concentration (single tenant) and expected minimal external growth opportunities near-term, plus Las Vegas cyclicality. When we initiated the position at the company’s IPO, we thought the incremental 150 basis point pick up in yield versus the outstanding MGM Growth Properties senior notes (which were trading at around 5% yield-to-maturity) offered an attractive risk-reward opportunity on the common stock. The stock rallied further during the second quarter of 2016 when the company announced its acquisition of the Borgata property from Boyd. This acquisition alleviated some of the company’s downside risks because it provided MGM greater diversity outside Las Vegas and is incremental to MGM’s rental income and accretes adjusted funds from operations (AFFO) per share without adding net leverage.

Positions that detracted from performance included Seagate Technology. The company designs, manufactures and markets hard disk drives for use in enterprise storage, servers, desktops, laptop computers and other consumer electronic devices. It also has a growing solid state drive and storage systems portfolio. Recent weak demand within PC markets dragged the stock price lower as earnings were expected to be negatively affected by lower volumes. However, we believe negative sentiment has already been priced into the share price and the company has other catalysts, which include growth in the enterprise space, deferring operating expenditure plans, and share buybacks, to offset recent weak stock performance.

Also detracting from performance was Gilead Sciences, Inc. common stock. The stock came under pressure because of negative political and media coverage pertaining to drug pricing. Although we wouldn’t completely dismiss the potential for price controls, we feel they are unlikely. Also, most of the focus has been on off-patent drugs or newly acquired drugs that underwent significant price increases. Gilead certainly has expensive drug therapies, but they are novel in their development and treat diseases that are life threatening. As fundamentals prevail and earnings are reported we believe investors may be rewarded with a stock trading at attractive multiples of projected earnings and free cash flows, a strong management team and catalysts for future growth.

Lastly, CVR Partners LP holding detracted from performance. During the third quarter of 2015, the share price dropped sharply as the company reported a third quarter loss, no dividend and uncertainty about the merger between CVR Partners and Rentech Nitrogen. The stock rebounded but not enough to recover completely.

We have always been cognizant of the risk of an interest rate rise when making investment decisions, therefore, we think the Fund has been positioned to minimize potential rate impact through investments in shorter duration preferred securities such as those with higher coupon or fix-to-float structure as well as increasing exposure to other asset classes through security selection. Higher interest rates would decrease the call risk of bond holdings and conversely lower rates would increase the call risk of bond holdings, all other factors remaining constant. Effective duration would increase as interest rates rise.

During the reporting period, the Fund wrote covered call options on common stocks to hedge equity exposure. The options had a positive impact on performance.

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Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds’ use of leverage had a positive impact on performance during this reporting period.

JPC, JPI and JPS continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. During this reporting period, these swap contracts detracted from overall Fund performance.

As of July 31, 2016, the Funds’ percentages of leverage are shown in the accompanying table.

	JPC	JPI	JPS	JPW
Effective Leverage*	28.36%	28.67%	32.41%	28.18%
Regulatory Leverage*	28.36%	28.67%	32.41%	28.18%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted above, the Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	August 1, 2015	Draws	Paydowns	July 31, 2016	Average Balance Outstanding	Draws	Paydowns	September 28, 2016
JPC	$404,100,000	$—	$—	$404,100,000	$404,100,000	$—	$—	$404,100,000
JPI	$225,000,000	$—	$—	$225,000,000	$225,000,000	$—	$—	$225,000,000
JPS	$465,800,000	$479,200,000	$—	$945,000,000	$552,326,776	$—	$150,000,000	$795,000,000
JPW	$30,000,000	$2,500,000	$(5,500,000)	$27,000,000	$26,575,137	$—	$—	$27,000,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Reverse Repurchase Agreement

Subsequent to the current fiscal period, JPS entered into a $150,000,000 reverse repurchase agreement as a means of leverage. In conjunction with receipt of the $150,000,000, the Fund paid down $150,000,000 of its outstanding Borrowings.

18	NUVEEN

Common Share

Information

JPC, JPI AND JPS COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding JPC’s, JPI’s and JPS’s distributions is as of July 31, 2016. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	JPC	JPI	JPS
August 2015	$0.0670	$0.1625	$0.0580
September	0.0670	0.1625	0.0580
October	0.0670	0.1625	0.0580
November	0.0670	0.1625	0.0580
December	0.0670	0.1625	0.0580
January	0.0670	0.1625	0.0580
February	0.0670	0.1625	0.0580
March	0.0670	0.1625	0.0580
April	0.0670	0.1625	0.0580
May*	0.0670	0.1625	0.0580
June	0.0670	0.1625	0.0590
July 2016	0.0670	0.1625	0.0620
Total Monthly Per Share Distributions	$0.8040	$1.9500	$0.7010
Ordinary Income Distribution**	$—	$0.0026	$—
Total Distributions from Net Investment Income	$0.8040	$1.9526	$0.7010
Total Distributions from Long-Term Capital Gains**	$—	$0.1824	$—
Total Distributions	$0.8040	$2.1350	$0.7010

Current Distribution Rate***	7.71%	7.93%	7.73%
*	In connection with JPS's reorganization, the Fund declared a dividend of $0.0457 per common share with an ex-dividend date of May 17, 2016, payable on June 1, 2016 and a dividend of $0.0123 per common share with an ex-dividend date of May 4, 2016, payable on June 1, 2016.
**	Distributions paid in December 2015.
***	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

JPC, JPI and JPS seek to pay regular monthly dividends out of their net investment income at a rate that reflects their past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of July 31, 2016, JPC, JPI and JPS had positive UNII balances for tax purposes. JPC and JPI had negative UNII balances while JPS had a positive UNII balance for financial reporting purposes.

NUVEEN	19

Common Share Information (continued)

All monthly dividends paid by JPC, JPI and JPS during the current reporting period, were paid from net investment income. If a portion of the Funds’ monthly distributions were sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

JPW DISTRIBUTION INFORMATION

The following information regarding JPW’s distributions is current as of July 31, 2016, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications.

The Fund has a cash flow-based distribution program. Under this program, the Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide the sources (for tax purposes) of the Fund’s distributions as of July 31, 2016. These sources include amounts attributable to realized gains and/or returns of capital. The information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2016 will be made in early 2017 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of July 31, 2016

Fiscal YTD Percentage of Distributions			Fiscal YTD Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
85.9%	0.0%	14.1%	$1.4140	$1.2150	$0.0000	$0.1990

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of July 31, 2016

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Calendar YTD Distributions on NAV	Calendar YTD Return on NAV
6/25/2013	$0.1130	7.29%	8.49%	7.91%	4.38%	13.50%

20	NUVEEN

COMMON SHARE REPURCHASES

During August 2016 (subsequent to the close of this reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of July 31, 2016, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JPC	JPI	JPS	JPW
Common shares cumulatively repurchased and retired	2,826,100	0	0	6,500
Common shares authorized for repurchase	9,690,000	2,275,000	12,040,000	370,000

During the current reporting period, the following Fund repurchased and retired its common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

JPW
Common shares repurchased and retired	6,500
Weighted average price per common share repurchased and retired	$14.28
Weighted average discount per common share repurchased and retired	15.28%

OTHER COMMON SHARE INFORMATION

As of July 31, 2016, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	JPC	JPI	JPS	JPW
Common share NAV	$10.53	$24.60	$9.67	$18.61
Common share price	$10.43	$24.59	$9.63	$16.78
Premium/(Discount) to NAV	(0.95)%	(0.04)%	(0.41)%	(9.83)%
12-month average premium/(discount) to NAV	(6.91)%	(3.97)%	(3.84)%	(12.73)%

NUVEEN	21

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Preferred Income Opportunities Fund (JPC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These and other risk considerations such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPC.

Nuveen Preferred and Income Term Fund (JPI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPI.

Nuveen Preferred Securities Income Fund (JPS) (formerly Nuveen Quality Preferred Income Fund 2)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a Fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These and other risks such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPS.

22	NUVEEN

Nuveen Flexible Investment Income Fund (JPW)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Prices of equity securities may decline significantly over short or extended periods of time. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. For these and other risks such as concentration and foreign securities risk, please see the Fund’s web page at www.nuveen.com/JPW.

NUVEEN	23

JPC

Nuveen Preferred Income Opportunities Fund

Performance Overview and Holding Summaries as of July 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
JPC at Common Share NAV	9.01%	9.92%	5.73%
JPC at Common Share Price	23.47%	13.24%	7.39%
JPC Blended Index (Comparative Benchmark)	3.51%	7.06%	5.71%
BofA/Merrill Lynch Preferred Securities Fixed Rate Index	10.51%	7.67%	3.78%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

24	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	5.1%
$25 Par (or similar) Retail Preferred	60.8%
Convertible Preferred Securities	1.6%
Corporate Bonds	12.4%
$1,000 Par (or similar) Institutional Preferred	59.3%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	(0.2)%
Net Assets Plus Borrowings	139.6%
Borrowings	(39.6)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Banks	31.0%
Insurance	19.9%
Capital Markets	9.6%
Real Estate Investment Trust	8.8%
Food Products	5.0%
Diversified Financial Services	4.3%
Industrial Conglomerates	3.5%
Other	17.5%
Repurchase Agreements	0.4%
Total	100%

Country Allocation

(% of total investments)1

United States	81.1%
United Kingdom	6.2%
France	2.8%
Australia	1.8%
Switzerland	1.8%
Other	6.3%
Total	100%

Top Five Issuers

(% of total long-term investments)1

Citigroup Inc.	3.6%
General Electric Company	3.0%
Wells Fargo & Company	2.7%
Cobank Agricultural Credit Bank	2.6%
JPMorgan Chase & Company	2.6%

Credit Quality

(% of total long-term fixed-income investments)

AA	3.0%
A	1.9%
BBB	44.5%
BB or Lower	34.3%
N/R (not rated)	16.3%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	25

JPI

Nuveen Preferred and Income Term Fund

Performance Overview and Holding Summaries as of July 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	Since Inception
JPI at Common Share NAV	7.96%	9.67%
JPI at Common Share Price	20.97%	8.96%
BofA/Merrill Lynch U.S. All Capital Securities Index	8.11%	8.54%
BofA/Merrill Lynch Preferred Securities Fixed Rate Index	10.51%	6.96%
Blended Benchmark (New Comparative Index)	8.73%	6.77%
Blended Benchmark (Old Comparative Index)	9.70%	7.00%

Since inception returns are from 7/26/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

26	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	44.7%
Corporate Bonds	10.9%
$1,000 Par (or similar) Institutional Preferred	84.0%
Other Assets Less Liabilities	0.6%
Net Assets Plus Borrowings	140.2%
Borrowings	(40.2)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Banks	38.3%
Insurance	24.9%
Capital Markets	9.2%
Diversified Financial Services	6.5%
Food Products	4.4%
Other	16.7%
Total	100%

Country Allocation

(% of total investments)1

United States	69.3%
United Kingdom	9.8%
France	5.4%
Switzerland	3.5%
Australia	3.5%
Other	8.5%
Total	100%

Top Five Issuers

(% of total long-term investments)1

Citigroup Inc.	3.8%
Farm Credit Bank of Texas	3.6%
Cobank Agricultural Credit Bank	3.4%
General Electric Company	3.3%
Morgan Stanley	3.1%

Credit Quality

(% of total long-term investments)1

AA	3.3%
A	2.9%
BBB	50.6%
BB or Lower	39.0%
N/R (not rated)	4.2%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	27

JPS

Nuveen Preferred Securities Income Fund

(formerly known as Nuveen Quality Preferred Income Fund 2)

Performance Overview and Holding Summaries as of July 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
JPS at Common Share NAV	6.77%	9.63%	4.61%
JPS at Common Share Price	14.48%	11.86%	4.92%
Barclays U.S. Aggregate Bond Index	5.94%	3.57%	5.06%
Blended Benchmark (New Comparative Index)	6.31%	N/A	N/A
Blended Benchmark (Old Comparative Index)	8.32%	7.86%	5.32%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

28	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	30.7%
Convertible Preferred Securities	0.7%
Corporate Bonds	8.3%
$1,000 Par (or similar) Institutional Preferred	102.8%
Investment Companies	1.3%
Repurchase Agreements	4.3%
Other Assets Less Liabilities	(0.2)%
Net Assets Plus Borrowings	147.9%
Borrowings	(47.9)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Banks	49.3%
Insurance	20.5%
Capital Markets	8.0%
Other	18.4%
Investment Companies	0.9%
Repurchase Agreements	2.9%
Total	100%

Country Allocation

(% of total investments)1

United States	55.4%
United Kingdom	15.8%
France	7.3%
Switzerland	5.4%
Netherlands	5.2%
Other	10.9%
Total	100%

Top Five Issuers

(% of total long-term investments)1

General Electric Company	3.4%
Royal Bank of Scotland Group PLC	3.2%
Lloyd’s Banking Group PLC	3.0%
Citigroup Inc.	3.0%
UBS Group AG	2.9%

Credit Quality

(% of total long-term fixed-income investments)

AA	3.4%
A	4.0%
BBB	60.7%
BB or Lower	31.9%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	29

JPW

Nuveen Flexible Investment Income Fund

Performance Overview and Holding Summaries as of July 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	Since Inception
JPW at Common Share NAV	8.49%	7.91%
JPW at Common Share Price	12.89%	3.91%
Barclays U.S. Aggregate Bond Index	5.94%	4.40%
BofA/Merrill Lynch Preferred Securities Fixed Rate Index	10.51%	8.90%

Since inception returns are from 6/25/13. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

30	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	21.8%
$25 Par (or similar) Retail Preferred	34.0%
Convertible Preferred Securities	4.5%
Corporate Bonds	64.4%
$1,000 Par (or similar) Institutional Preferred	11.7%
Common Stock Rights	1.6%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	0.8%
Net Assets Plus Borrowings	139.2%
Borrowings	(39.2)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Banks	11.8%
Real Estate Investment Trust	10.4%
Diversified Telecommunication Services	6.6%
Capital Markets	6.1%
Wireless Telecommunication Services	4.7%
Insurance	4.4%
Food Products	4.3%
Machinery	4.1%
Pharmaceuticals	3.9%
Consumer Finance	3.7%
Chemicals	3.6%
Technology Hardware, Storage & Peripherals	3.3%
Media	3.0%
Specialty Retail	3.0%
Semiconductors & Semiconductor Equipment	2.6%
Commercial Services & Supplies	2.5%
Industrial Conglomerates	2.4%
Other	19.3%
Repurchase Agreements	0.3%
Total	100%

Credit Quality

(% of total long-term fixed-income investments)

A	2.5%
BBB	19.5%
BB or Lower	47.6%
N/R (not rated)	30.4%
Total	100%

Top Five Issuers

(% of total long-term investments)1

Frontier Communications Corporation	3.5%
Viacom Inc.	2.3%
CHS Inc.	2.0%
L Brands, Inc.	2.0%
Dish DBS Corporation	2.0%

Country Allocation

(% of total investments)1

United States	87.3%
United Kingdom	3.5%
Canada	2.9%
Belgium	1.4%
Germany	1.3%
Other	3.6%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	31

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on January 19, 2016 for JTP, JPS and JHP; at this meeting the shareholders were asked to vote to approve an Agreement and Plan of Reorganization, to approve Issuance of Additional Shares and to elect Board Members. The meeting was subsequently adjourned to February 19, 2016 and additionally adjourned to March 22, 2016.

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 22, 2016 for JPC, JPI and JPW; at this meeting the shareholders were asked to elect Board Members.

	JPC	JPI	JPW	JPS	JTP	JHP
	Common Shares	Common Shares	Common Shares	Common Shares	Common Shares	Common Shares
To approve an Agreement and Plan of Reorganization
For	—	—	—	—	32,820,534	12,544,496
Against	—	—	—	—	2,295,973	762,105
Abstain	—	—	—	—	1,298,597	420,622
BNV	—	—	—	—	24,588,402	8,511,085
Total	—	—	—	—	61,003,506	22,238,308
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	—	56,731,586	—	—
Against	—	—		4,584,231
Abstain	—	—	—	2,384,090	—	—
Total	—	—	—	63,699,907	—	—
Approval of the Board Members was reached as follows:
William C. Hunter
For	80,290,626	19,229,027	3,053,388	—	—	—
Withhold	2,004,098	384,247	135,933	—	—	—
Total	82,294,724	19,613,274	3,189,321	—	—	—
Judith M. Stockdale
For	80,034,232	19,190,176	3,019,380	—	—	—
Withhold	2,260,492	423,098	169,941	—	—	—
Total	82,294,724	19,613,274	3,189,321	—	—	—
Carole E. Stone
For	80,180,617	19,182,751	3,011,588	—	—	—
Withhold	2,114,107	430,523	177,733	—	—	—
Total	82,294,724	19,613,274	3,189,321	—	—	—
Margaret L. Wolff
For	80,205,874	19,197,243	3,019,124	—	—	—
Withhold	2,088,850	416,031	170,197	—	—	—
Total	82,294,724	19,613,274	3,189,321	—	—	—

32	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Preferred Income Opportunities Fund

Nuveen Preferred and Income Term Fund

Nuveen Preferred Securities Income Fund (formerly known as Nuveen Quality Preferred Income Fund 2)

Nuveen Flexible Investment Income Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Preferred Income Opportunities Fund, Nuveen Preferred and Income Term Fund, Nuveen Preferred Securities Income Fund and Nuveen Flexible Investment Income Fund (the “Funds”) as of July 31, 2016, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. The financial highlights for the periods presented through July 31, 2014, were audited by other auditors whose report dated September 25, 2014, expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2016, the results of their operations and their cash flows for the year then ended and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

September 28, 2016

NUVEEN	33

JPC

Nuveen Preferred Income Opportunities Fund
Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 139.2% (99.6% of Total Investments)

	COMMON STOCKS – 5.1% (3.6% of Total Investments)

	Air Freight & Logistics – 0.2%

15,600	United Parcel Service, Inc., Class B	$1,686,360

	Banks – 0.3%

97,900	CIT Group Inc.	3,383,424

	Biotechnology – 0.3%

39,600	Gilead Sciences, Inc.	3,147,012

	Capital Markets – 0.5%

119,035	Ares Capital Corporation	1,802,190
151,368	Hercules Technology Growth Capital, Inc.	2,007,140
101,032	TPG Specialty Lending, Inc.	1,773,112
	Total Capital Markets	5,582,442

	Industrial Conglomerates – 0.8%

136,300	Philips Electronics	3,620,128
41,200	Siemens AG, Sponsored ADR, (2)	4,471,930
	Total Industrial Conglomerates	8,092,058

	Insurance – 0.2%

55,900	Unum Group	1,867,619

	Media – 0.4%

106,355	National CineMedia, Inc., (3)	1,657,011
46,435	Viacom Inc., Class B, (3)	2,111,399
	Total Media	3,768,410

	Multiline Retail – 0.3%

83,300	Nordstrom, Inc.	3,684,359

	Pharmaceuticals – 1.0%

138,800	AstraZeneca PLC, Sponsored ADR	4,738,632
121,200	GlaxoSmithKline PLC, Sponsored ADR	5,462,484
	Total Pharmaceuticals	10,201,116

	Real Estate Investment Trust – 0.5%

40,000	Apartment Investment & Management Company, Class A	1,838,800
106,500	MGM Growth Properties LLC, Class A	2,887,215
	Total Real Estate Investment Trust	4,726,015

	Software – 0.2%

42,000	Oracle Corporation	1,723,680

	Tobacco – 0.4%
187,015	Vector Group Ltd., (3)	4,131,161
	Total Common Stocks (cost $50,527,720)	51,993,656

34	NUVEEN

Shares	Description (1)	Coupon	Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 60.8% (43.5% of Total Investments)

	Banks – 14.2%

128,500	AgriBank FCB, (2)	6.875%	BBB+	$13,873,990
15,202	Boston Private Financial Holdings Inc.	6.950%	N/R	403,614
148,007	Citigroup Inc.	8.125%	BB+	4,221,160
445,498	Citigroup Inc.	7.125%	BB+	13,400,580
53,769	Citigroup Inc.	6.875%	BB+	1,600,703
172,975	Cobank Agricultural Credit Bank, (2)	6.250%	BBB+	17,902,913
63,055	Cobank Agricultural Credit Bank, (2)	6.200%	BBB+	6,433,584
38,725	Cobank Agricultural Credit Bank, (2)	6.125%	BBB+	3,755,117
219,725	Countrywide Capital Trust III	7.000%	BBB–	5,594,199
128,220	Cowen Group, Inc.	8.250%	N/R	3,385,008
152,903	Fifth Third Bancorp.	6.625%	Baa3	4,741,522
117,760	First Naigara Finance Group	8.625%	Baa3	3,048,806
123,900	FNB Corporation	7.250%	Ba2	4,029,228
138,932	HSBC Holdings PLC	8.000%	Baa1	3,727,546
414,200	Huntington BancShares Inc.	6.250%	Baa3	11,477,482
46,421	PNC Financial Services	6.125%	Baa2	1,407,485
260,212	Private Bancorp Incorporated	7.125%	N/R	6,825,361
79,430	Regions Financial Corporation	6.375%	BB	2,138,256
449,744	Regions Financial Corporation	6.375%	BB	13,015,591
133,300	TCF Financial Corporation	7.500%	BB–	3,547,113
132,000	U.S. Bancorp.	6.500%	A3	4,048,440
216,373	Webster Financial Corporation	6.400%	Baa3	5,729,557
107,000	Wells Fargo REIT	6.375%	BBB+	2,975,670
66,775	Western Alliance Bancorp.	6.250%	N/R	1,708,772
187,983	Zions Bancorporation	7.900%	BB–	5,073,661
43,293	Zions Bancorporation	6.300%	BB–	1,324,333
	Total Banks			145,389,691

	Capital Markets – 8.1%

130,200	Apollo Investment Corporation	6.875%	BBB–	3,503,682
112,775	Apollo Investment Corporation	6.625%	BBB–	2,943,428
187,440	Capitala Finance Corporation	7.125%	N/R	4,777,846
133,500	Charles Schwab Corporation	6.000%	BBB	3,723,315
74,047	Charles Schwab Corporation	5.950%	BBB	2,035,552
120,805	Fifth Street Finance Corporation	6.125%	BBB–	3,087,776
17,350	Gladstone Capital Corporation	6.750%	N/R	440,517
43,089	Gladstone Investment Corporation	7.125%	N/R	1,114,712
89,100	Goldman Sachs Group, Inc.	5.500%	Ba1	2,411,937
65,013	Hercules Technology Growth Capital Incorporated	7.000%	BBB–	1,655,881
56,207	Hercules Technology Growth Capital Incorporated	7.000%	BBB–	1,428,220
163,458	Hercules Technology Growth Capital Incorporated	6.250%	BBB–	4,246,639
284,951	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	7,009,795
726,900	Morgan Stanley	7.125%	Ba1	21,923,304
219,900	Morgan Stanley	6.875%	Ba1	6,487,050
67,500	Northern Trust Corporation	5.850%	BBB+	1,865,700
261,622	Solar Capital Limited	6.750%	BBB–	6,619,037
51,445	State Street Corporation	5.350%	Baa1	1,423,483
74,800	Stifel Financial Corporation	6.250%	BB–	1,970,232
139,645	Triangle Capital Corporation	6.375%	N/R	3,595,859
	Total Capital Markets			82,263,965

	Consumer Finance – 2.2%

272,000	Discover Financial Services	6.500%	BB–	7,251,520
409,024	GMAC Capital Trust I	8.125%	B+	10,397,390
90,659	SLM Corporation, Series A	6.970%	Ba3	4,532,950
	Total Consumer Finance			22,181,860

	Diversified Financial Services – 1.6%

30,291	KKR Financial Holdings LLC	7.500%	A–	799,682
322,399	KKR Financial Holdings LLC	7.375%	BBB	8,482,318

NUVEEN	35

JPC	Nuveen Preferred Income Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2016

Shares	Description (1)	Coupon	Ratings (4)	Value

	Diversified Financial Services (continued)

141,562	Main Street Capital Corporation	6.125%	N/R	$3,683,443
125,300	PennantPark Investment Corporation	6.250%	BBB–	3,152,548
	Total Diversified Financial Services			16,117,991

	Diversified Telecommunication Services – 1.1%

135,165	Qwest Corporation	7.000%	BBB–	3,531,861
178,815	Qwest Corporation	6.875%	BBB–	4,777,937
70,600	Qwest Corporation	6.625%	BBB–	1,844,778
53,900	Verizon Communications Inc.	5.900%	A–	1,499,498
	Total Diversified Telecommunication Services			11,654,074

	Electric Utilities – 0.3%

136,900	Entergy Arkansas Inc., (2)	6.450%	Baa3	3,439,613

	Food Products – 3.7%

249,300	CHS Inc.	7.875%	N/R	7,586,199
428,392	CHS Inc.	7.100%	N/R	12,988,845
444,804	CHS Inc., (5)	6.750%	N/R	13,010,517
23,000	Dairy Farmers of America Inc., 144A, (2)	7.875%	Baa3	2,438,000
19,500	Dairy Farmers of America Inc., 144A, (2)	7.875%	Baa3	2,028,610
	Total Food Products			38,052,171

	Insurance – 12.8%

45,878	Aegon N.V	8.000%	Baa1	1,249,258
392,846	Arch Capital Group Limited	6.750%	BBB+	10,822,907
302,283	Argo Group US Inc.	6.500%	BBB–	7,974,226
126,452	Aspen Insurance Holdings Limited	7.250%	BBB–	3,349,713
408,600	Aspen Insurance Holdings Limited	5.950%	BBB–	11,824,884
403,874	Axis Capital Holdings Limited	6.875%	BBB	10,654,196
56,900	Delphi Financial Group, Inc., (2)	7.376%	BB+	1,226,906
235,211	Endurance Specialty Holdings Limited	6.350%	BBB–	6,611,781
38,500	Hanover Insurance Group	6.350%	BB+	1,000,230
138,124	Hartford Financial Services Group Inc.	7.875%	BBB–	4,332,950
561,100	Kemper Corporation	7.375%	Ba1	15,654,690
298,139	Maiden Holdings Limited	8.250%	BB	7,957,330
67,000	Maiden Holdings Limited	6.625%	BBB–	1,738,650
233,932	Maiden Holdings NA Limited	8.000%	BBB–	6,105,625
265,933	Maiden Holdings NA Limited	7.750%	BBB–	7,222,740
100,195	National General Holding Company	7.625%	N/R	2,605,070
76,400	National General Holding Company	7.500%	N/R	1,971,120
153,954	National General Holding Company	7.500%	N/R	3,998,185
310,872	Reinsurance Group of America Inc.	6.200%	BBB	9,525,118
361,700	Reinsurance Group of America, Inc.	5.750%	BBB	9,682,709
204,400	Torchmark Corporation	6.125%	BBB+	5,441,128
	Total Insurance			130,949,416

	Oil, Gas & Consumable Fuels – 0.8%

206,105	Nustar Logistics Limited Partnership	7.625%	Ba2	5,245,372
40,113	Scorpio Tankers Inc.	7.500%	N/R	1,032,910
76,005	Scorpio Tankers Inc.	6.750%	N/R	1,876,563
	Total Oil, Gas & Consumable Fuels			8,154,845

	Real Estate Investment Trust – 10.0%

112,344	AG Mortgage Investment Trust	8.000%	N/R	2,795,119
57,165	Apartment Investment & Management Company	6.875%	BB	1,529,164
74,350	Apollo Commercial Real Estate Finance	8.625%	N/R	1,918,230
141,555	Arbor Realty Trust Incorporated	7.375%	N/R	3,619,561
133,192	Ashford Hospitality Trust Inc.	9.000%	N/R	3,357,770
37,399	Ashford Hospitality Trust Inc.	8.450%	N/R	954,796
64,615	Capstead Mortgage Corporation	7.500%	N/R	1,640,575
186,579	Cedar Shopping Centers Inc., Series A	7.250%	N/R	4,908,893

36	NUVEEN

Shares	Description (1)	Coupon		Ratings (4)	Value

	Real Estate Investment Trust (continued)

208,314	Chesapeake Lodging Trust	7.750%		N/R	$5,501,573
79,861	Colony Financial Inc.	7.500%		N/R	2,030,865
97,520	Colony Financial Inc.	7.125%		N/R	2,408,744
23,967	Colony Financial Inc.	8.500%		N/R	625,059
50,200	Coresite Realty Corporation	7.250%		N/R	1,327,790
270,925	DDR Corporation	6.500%		Baa3	6,992,574
182,479	Digital Realty Trust Inc.	7.375%		Baa3	5,218,899
59,270	Digital Realty Trust Inc.	7.000%		Baa3	1,509,607
258,495	Dupont Fabros Technology	6.625%		Ba2	7,268,879
70,136	Hospitality Properties Trust	7.125%		Baa3	1,848,785
49,519	Invesco Mortgage Capital Inc.	7.750%		N/R	1,261,249
133,675	LaSalle Hotel Properties	6.300%		N/R	3,607,888
111,053	MFA Financial Inc.	8.000%		N/R	2,846,288
182,859	Northstar Realty Finance Corporation	8.875%		N/R	4,706,791
51,926	Northstar Realty Finance Corporation	8.750%		N/R	1,319,959
121,633	Northstar Realty Finance Corporation	8.250%		N/R	3,066,368
72,400	Penn Real Estate Investment Trust	7.375%		N/R	1,911,360
200,000	Penn Real Estate Investment Trust	8.250%		N/R	5,264,000
135,971	Regency Centers Corporation	6.625%		Baa2	3,524,368
123,310	Senior Housing Properties Trust, (5)	5.625%		BBB–	3,164,135
57,203	STAG Industrial Inc.	9.000%		BB+	1,470,117
7,474	Summit Hotel Properties Inc.	7.875%		N/R	199,855
133,525	Sunstone Hotel Investors Inc.	6.950%		N/R	3,638,556
149,300	Urstadt Biddle Properties	7.125%		N/R	3,965,408
259,195	VEREIT, Inc.	6.700%		N/R	7,003,449
	Total Real Estate Investment Trust				102,406,674

	Real Estate Management & Development – 0.3%

110,000	Kennedy-Wilson Inc.	7.750%		BB–	2,888,600

	Specialty Retail – 0.8%

256,074	TravelCenters of America LLC	8.000%		N/R	6,552,934
55,650	TravelCenters of America LLC	8.000%		N/R	1,419,075
	Total Specialty Retail				7,972,009

	Thrifts & Mortgage Finance – 1.0%

52,102	Everbank Financial Corporation	6.750%		N/R	1,354,652
160,700	Federal Agricultural Mortgage Corporation	6.875%		N/R	4,462,639
143,400	Federal Agricultural Mortgage Corporation	6.000%		N/R	4,213,092
	Total Thrifts & Mortgage Finance				10,030,383

	U.S. Agency – 2.8%

260,300	Farm Credit Bank of Texas, (2)	6.750%		Baa1	28,112,400

	Wireless Telecommunication Services – 1.1%

391,199	United States Cellular Corporation	7.250%		Ba1	10,695,381
	Total $25 Par (or similar) Preferred Securities (cost $571,233,818)				620,309,073

Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.6% (1.1% of Total Investments)

	Banks – 1.0%

7,225	Wells Fargo & Company	7.500%	N/A (6)	BBB	$9,618,353

	Diversified Telecommunication Services – 0.3%

34,400	Frontier Communications Corporation	11.125%	6/29/18	N/R	3,401,472

	Pharmaceuticals – 0.3%

3,725	Teva Pharmaceutical Industries Limited, (2)	7.000%	12/15/18	N/R	3,298,488
	Total Convertible Preferred Securities (cost $14,990,802)				16,318,313

NUVEEN	37

JPC	Nuveen Preferred Income Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 12.4% (8.9% of Total Investments)

	Banks – 4.5%

$6,000	Bank of America Corporation	6.250%	N/A (6)	BB+	$6,285,000
4,160	Bank of America Corporation	6.300%	N/A (6)	BB+	4,533,098
8,570	Citigroup Inc.	5.950%	N/A (6)	BB+	8,824,529
7,985	Citigroup Inc.	5.875%	N/A (6)	BB+	8,039,857
5,055	ING Groep N.V, (7)	6.500%	N/A (6)	BBB–	4,833,844
9,430	JPMorgan Chase & Company	5.300%	N/A (6)	BBB–	9,708,185
3,550	Standard Chartered PLC, 144A, (7)	6.500%	N/A (6)	BBB–	3,379,600
44,750	Total Banks				45,604,113

	Beverages – 0.1%

1,100	Cott Beverages Inc., (3)	6.750%	1/01/20	B–	1,153,625

	Biotechnology – 0.3%

3,500	AMAG Pharmaceuticals Inc., 144A	7.875%	9/01/23	B+	3,389,750

	Capital Markets – 1.3%

2,050	BGC Partners Inc.	5.375%	12/09/19	BBB–	2,163,648
11,100	Goldman Sachs Group Inc.	5.375%	N/A (6)	Ba1	11,269,885
13,150	Total Capital Markets				13,433,533

	Chemicals – 0.2%

1,625	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	1,661,563

	Commercial Services & Supplies – 0.5%

1,520	GFL Environmental Corporation, 144A	7.875%	4/01/20	B	1,569,400
1,775	GFL Environmental Corporation, 144A	9.875%	2/01/21	B	1,925,875
1,580	R.R. Donnelley & Sons Company, (3)	6.500%	11/15/23	BB–	1,556,300
4,875	Total Commercial Services & Supplies				5,051,575

	Diversified Financial Services – 0.3%

3,170	BNP Paribas, 144A, (7)	7.625%	N/A (6)	BBB–	3,293,630

	Diversified Telecommunication Services – 0.7%

6,900	Frontier Communications Corporation, (3)	11.000%	9/15/25	BB	7,374,375

	Food Products – 0.1%

1,310	Land O Lakes Capital Trust I, 144A, (3)	7.450%	3/15/28	BB+	1,408,250

	Health Care Providers & Services – 0.1%

1,565	Kindred Healthcare Inc., (3)	6.375%	4/15/22	B–	1,443,713

	Insurance – 0.3%

2,430	Security Benefit Life Insurance Company, 144A	7.450%	10/01/33	BBB	2,894,412

	Machinery – 0.6%

3,200	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	3,280,000
2,703	Meritor Inc.	6.750%	6/15/21	B+	2,594,880
5,903	Total Machinery				5,874,880

	Media – 0.7%

5,350	Dish DBS Corporation, 144A	7.750%	7/01/26	Ba3	5,547,281
1,470	Dish DBS Corporation	5.875%	11/15/24	Ba3	1,418,550
6,820	Total Media				6,965,831

	Real Estate Investment Trust – 0.4%

3,525	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB–	3,599,905

38	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Real Estate Management & Development – 0.3%

$3,200	Greystar Real Estate Partners, LLC, 144A	8.250%	12/01/22	BB–	$3,398,016

	Specialty Retail – 0.7%

6,450	L Brands, Inc.	6.875%	11/01/35	BB+	6,840,225

	Technology Hardware, Storage & Peripherals – 0.5%

4,100	Western Digital Corporation, 144A	10.500%	4/01/24	BB+	4,622,750

	Wireless Telecommunication Services – 0.8%

1,925	Altice Financing SA, 144A	7.500%	5/15/26	BB–	1,944,250
5,875	Viacom Inc.	6.875%	4/30/36	BBB+	6,748,213
7,800	Total Wireless Telecommunication Services				8,692,463
$122,173	Total Corporate Bonds (cost $122,674,607)				126,702,609

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 59.3% (42.5% of Total Investments)

	Banks – 23.4%

$2,320	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A, (7)	6.750%	N/A (6)	Baa1	$2,522,357
2,000	Banco Bilbao Vizcaya Argentaria S.A, Reg S, (7)	9.000%	N/A (6)	BB	2,065,000
600	Banco Santander SA, Reg S, (7)	6.375%	N/A (6)	Ba1	548,090
1,476	Bank of America Corporation	8.000%	N/A (6)	BB+	1,499,808
19,390	Bank of America Corporation, (5)	6.500%	N/A (6)	BB+	21,171,455
3,575	Barclays Bank PLC, 144A, (3)	10.180%	6/12/21	A–	4,569,561
15,935	Barclays PLC, (7)	8.250%	N/A (6)	BB+	16,213,863
2,925	Citigroup Inc., (5)	5.800%	N/A (6)	BB+	2,925,000
4,005	Citigroup Inc.	6.250%	N/A (6)	BB+	4,315,388
7,805	Citigroup Inc.	6.125%	N/A (6)	BB+	8,115,483
7,214	Citizens Financial Group Inc.	5.500%	N/A (6)	BB+	7,105,790
7,790	Cobank Agricultural Credit Bank	6.250%	N/A (6)	BBB+	8,431,499
3,960	Commerzbank AG, 144A, (3)	8.125%	9/19/23	BBB	4,607,183
2,465	Credit Agricole SA, 144A, (7)	8.125%	N/A (6)	Ba1	2,594,413
3,950	Credit Agricole, S.A, 144A, (7)	6.625%	N/A (6)	Ba1	3,764,350
1,000	HSBC Bank PLC	1.188%	N/A (6)	A3	571,250
500	HSBC Bank PLC	0.975%	N/A (6)	A3	293,500
4,204	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (6)	Baa1	6,179,880
3,615	HSBC Holdings PLC, (7)	6.875%	N/A (6)	BBB	3,723,450
10,175	Intesa Sanpaolo SpA, 144A, (7)	7.700%	N/A (6)	Ba3	9,233,813
4,700	JPMorgan Chase & Company	7.900%	N/A (6)	BBB–	4,888,000
19,230	JPMorgan Chase & Company	6.750%	N/A (6)	BBB–	21,655,864
125	JPMorgan Chase & Company	6.100%	N/A (6)	BBB–	132,969
20,390	Lloyd’s Banking Group PLC, (7)	7.500%	N/A (6)	BB+	20,339,024
1,960	M&T Bank Corporation	6.450%	N/A (6)	Baa2	2,180,500
4,000	Nordea Bank AB, 144A, (7)	6.125%	N/A (6)	BBB	3,960,000
10,695	PNC Financial Services Inc.	6.750%	N/A (6)	Baa2	12,018,506
4,883	Royal Bank of Scotland Group PLC	7.648%	N/A (6)	BB	5,725,318
3,325	Royal Bank of Scotland Group PLC, (7)	7.500%	N/A (6)	BB–	3,233,563
13,906	Societe Generale, 144A, (7)	7.875%	N/A (6)	BB+	13,210,700
4,995	SunTrust Bank Inc.	5.625%	N/A (6)	Baa3	5,157,338
250	U.S. Bancorp.	5.125%	N/A (6)	A3	262,815
3,750	Wachovia Capital Trust III	5.570%	N/A (6)	BBB	3,750,000
8,641	Wells Fargo & Company, (5)	7.980%	N/A (6)	BBB	9,190,136
17,350	Wells Fargo & Company	5.875%	N/A (6)	BBB	19,106,687
3,450	Zions Bancorporation	7.200%	N/A (6)	BB–	3,639,750
	Total Banks				238,902,303

NUVEEN	39

JPC	Nuveen Preferred Income Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Capital Markets – 3.5%

$3,270	Bank of New York Mellon Corporation	4.950%	N/A (6)	Baa1	$3,335,400
8,920	Credit Suisse Group AG, 144A, (7)	7.500%	N/A (6)	BB	9,232,200
3,790	Goldman Sachs Group Inc.	5.300%	N/A (6)	Ba1	3,851,588
5,880	Morgan Stanley	5.550%	N/A (6)	Ba1	5,953,500
1,975	State Street Corporation	5.250%	N/A (6)	Baa1	2,073,750
7,055	UBS Group AG, Reg S, (7)	7.125%	N/A (6)	BB+	7,235,961
3,675	UBS Group AG, Reg S, (7)	7.000%	N/A (6)	BB+	3,922,599
	Total Capital Markets				35,604,998

	Consumer Finance – 2.0%

5,271	American Express Company	5.200%	N/A (6)	Baa2	5,178,758
1,900	American Express Company	4.900%	N/A (6)	Baa2	1,833,500
13,730	Capital One Financial Corporation	5.550%	N/A (6)	Baa3	13,925,653
	Total Consumer Finance				20,937,911

	Diversified Financial Services – 4.2%

14,800	Agstar Financial Services Inc., 144A	6.750%	N/A (6)	BB	15,701,874
4,065	BNP Paribas, 144A, (7)	7.375%	N/A (6)	BBB–	4,146,300
5,670	BNP Paribas, 144A	7.195%	N/A (6)	BBB	6,278,816
2,300	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (6)	A+	2,328,750
10,243	Rabobank Nederland, 144A	11.000%	N/A (6)	Baa2	12,522,067
1,530	Voya Financial Inc., (3)	5.650%	5/15/53	Baa3	1,476,450
	Total Diversified Financial Services				42,454,257

	Electric Utilities – 1.7%

16,265	Emera, Inc., (3)	6.750%	6/15/76	BBB–	17,529,604

	Food Products – 3.1%

23,545	Land O’ Lakes Incorporated, 144A	8.000%	N/A (6)	BB	24,781,113
6,750	Land O’Lakes Inc., 144A	8.000%	N/A (6)	BB	7,104,375
	Total Food Products				31,885,488

	Industrial Conglomerates – 4.1%

39,281	General Electric Company, (5)	5.000%	N/A (6)	AA–	42,251,626

	Insurance – 14.5%

7,365	Aviva PLC, Reg S	8.250%	N/A (6)	BBB	7,947,792
1,205	AXA SA, (3)	8.600%	12/15/30	A3	1,694,013
2,460	Cloverie PLC Zurich Insurance, Reg S	8.250%	N/A (6)	A	2,659,924
2,300	CNP Assurances, Reg S	7.500%	N/A (6)	BBB+	2,480,320
29,045	Financial Security Assurance Holdings, 144A, (3)	6.400%	12/15/66	BBB+	20,767,174
1,755	Friends Life Group PLC, Reg S	7.875%	N/A (6)	A–	1,908,375
2,108	La Mondiale SAM, Reg S	7.625%	N/A (6)	BBB	2,261,252
6,590	Liberty Mutual Group, 144A, (3)	7.800%	3/15/37	Baa3	7,331,375
9,335	MetLife Capital Trust IV, 144A, (3)	7.875%	12/15/37	BBB	11,570,733
4,160	MetLife Capital Trust X, 144A, (3)	9.250%	4/08/38	BBB	5,943,600
3,425	MetLife Inc.	5.250%	N/A (6)	BBB	3,427,740
1,150	Nationwide Financial Services Capital Trust, (3)	7.899%	3/01/37	Baa2	1,378,994
9,550	Nationwide Financial Services Inc., (3)	6.750%	5/15/37	Baa2	9,884,250
6,855	Provident Financing Trust I, (3)	7.405%	3/15/38	Baa3	7,705,226
3,315	Prudential Financial Inc., (3)	5.875%	9/15/42	BBB+	3,673,849
13,335	QBE Cap Funding III Limited, 144A, (3)	7.250%	5/24/41	BBB	14,868,524
2,340	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	2,571,075
18,955	Sirius International Group Limited, 144A	7.506%	N/A (6)	BB+	19,026,081
20,553	Symetra Financial Corporation, 144A, (3)	8.300%	10/15/37	Baa2	20,835,604
	Total Insurance				147,935,901

	Machinery – 0.2%

2,215	Stanley Black & Decker Inc., (3)	5.750%	12/15/53	BBB+	2,354,102

40	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Metals & Mining – 0.6%

$5,825	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A–	$6,305,563

	Real Estate Investment Trust – 1.5%

12	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (6)	Ba1	14,865,350

	Specialty Retail – 0.3%

2,650	Aquarius & Investments PLC fbo SwissRe, Reg S	8.250%	N/A (6)	N/R	2,864,101

	U.S. Agency – 0.2%

1,700	Farm Credit Bank of Texas	10.000%	N/A (6)	Baa1	2,040,000
	Total $1,000 Par (or similar) Institutional Preferred (cost $578,614,273)				605,931,204
	Total Long-Term Investments (cost $1,338,041,220)				1,421,254,855

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT–TERM INVESTMENTS – 0.6% (0.4% of Total Investments)

	REPURCHASE AGREEMENTS – 0.6% (0.4% of Total Investments)

$6,077	Repurchase Agreement with Fixed Income Clearing Corporation dated 7/29/16, repurchase price $6,077,133, collateralized by $4,635,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $6,205,106	0.030%	8/01/16		$6,077,118
	Total Short-Term Investments (cost $6,077,118)				6,077,118
	Total Investments (cost $1,344,118,338) – 139.8%				1,427,331,973
	Borrowings – (39.6)% (8), (9)				(404,100,000)
	Other Assets Less Liabilities – (0.2)% (10)				(2,515,296)
	Net Assets Applicable to Common Shares – 100%				$1,020,716,677

Investments in Derivatives as of July 31, 2016

Call Options Written

Number of Contracts	Description	Notional Amount (11)	Expiration Date	Strike Price	Value
(488)	CIT Group Inc.	$(1,805,600)	10/21/16	$37	$(37,576)
(413)	Nordstrom, Inc.	(1,858,500)	10/21/16	45	(90,034)
(559)	Unum Group	(2,012,400)	9/16/16	36	(20,963)
(1,460)	Total Call Options Written (premium received $156,444)	$(5,676,500)			$(148,573)

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annu alized)	Fixed Rate Payment Frequency	Effective Date (12)	Optional Termination Date	Termi nation Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$114,296,000	Receive	1-Month USD- LIBOR-ICE	1.462%	Monthly	1/03/17	12/01/18	12/01/20	$(3,127,182)	$(4,181,580)
JPMorgan Chase Bank, N.A.	114,296,000	Receive	1-Month USD- LIBOR-ICE	1.842	Monthly	1/03/17	12/01/20	12/01/22	(6,428,051)	(7,956,198)
	$228,592,000								$(9,555,233)	$(12,137,778)

NUVEEN	41

JPC	Nuveen Preferred Income Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2016

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment, or a portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $144,435,630.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Contingent Capital Securities (“CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investment in CoCos was $117,452,757, representing 11.5% and 8.2% of Net Assets Applicable to Common Shares and Total Investments, respectively.

(8)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $922,688,853 have been pledged as collateral for borrowings.

(9)	Borrowings as a percentage of Total Investments is 28.3%.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(11)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(12)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

42	NUVEEN

JPI

Nuveen Preferred and Income Term Fund
Portfolio of Investments	July 31, 2016

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 139.6% (100.0% of Total Investments)

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 44.7% (32.0% of Total Investments)

	Banks – 14.1%

143,400	AgriBank FCB, (3)	6.875%	BBB+	$15,482,726
355,166	Citigroup Inc.	7.125%	BB+	10,683,393
44,969	Citigroup Inc.	6.875%	BB+	1,338,727
163,800	Cobank Agricultural Credit Bank, (3)	6.250%	BBB+	16,953,300
40,797	Cobank Agricultural Credit Bank, (3)	6.200%	BBB+	4,162,571
15,100	Countrywide Capital Trust III	7.000%	BBB–	384,446
117,900	Fifth Third Bancorp.	6.625%	Baa3	3,656,079
157,500	Huntington BancShares Inc.	6.250%	Baa3	4,364,325
38,600	PNC Financial Services	6.125%	Baa2	1,170,352
124,753	Private Bancorp Incorporated	7.125%	N/R	3,272,271
87,100	Regions Financial Corporation	6.375%	BB	2,344,732
331,800	Regions Financial Corporation	6.375%	BB	9,602,292
19,600	U.S. Bancorp.	6.500%	A3	601,132
114,600	Wells Fargo REIT	6.375%	BBB+	3,187,026
46,410	Zions Bancorporation	6.300%	BB–	1,419,682
	Total Banks			78,623,054

	Capital Markets – 4.8%

94,900	Goldman Sachs Group, Inc.	5.500%	Ba1	2,568,943
461,300	Morgan Stanley	7.125%	Ba1	13,912,807
235,300	Morgan Stanley	6.875%	Ba1	6,941,350
71,300	Northern Trust Corporation	5.850%	BBB+	1,970,732
54,750	State Street Corporation	5.350%	Baa1	1,514,933
	Total Capital Markets			26,908,765

	Consumer Finance – 1.4%

149,800	Discover Financial Services	6.500%	BB–	3,993,668
156,285	GMAC Capital Trust I	8.125%	B+	3,972,765
	Total Consumer Finance			7,966,433

	Diversified Financial Services – 0.3%

71,600	KKR Financial Holdings LLC	7.375%	BBB	1,883,796

	Electric Utilities – 0.4%

81,000	Entergy Arkansas Inc., (3)	6.450%	Baa3	2,035,125

	Food Products – 3.9%

267,600	CHS Inc.	7.875%	N/R	8,143,068
161,100	CHS Inc.	7.100%	N/R	4,884,552
141,800	CHS Inc.	6.750%	N/R	4,147,650
24,000	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	2,544,000
20,500	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	2,132,642
	Total Food Products			21,851,912

	Insurance – 12.3%

14,421	Aegon N.V	8.000%	Baa1	392,684
168,500	Arch Capital Group Limited	6.750%	BBB+	4,642,175
59,200	Aspen Insurance Holdings Limited	7.250%	BBB–	1,568,208
432,500	Aspen Insurance Holdings Limited	5.950%	BBB–	12,516,550
177,623	Axis Capital Holdings Limited	6.875%	BBB	4,685,695
61,100	Delphi Financial Group, Inc., (3)	7.376%	BB+	1,317,469
147,600	Hartford Financial Services Group Inc.	7.875%	BBB–	4,630,212
395,100	Kemper Corporation	7.375%	Ba1	11,023,290
323,546	Maiden Holdings Limited	8.250%	BB	8,635,443

NUVEEN	43

JPI	Nuveen Preferred and Income Term Fund
	Portfolio of Investments (continued)	July 31, 2016

Shares	Description (1)	Coupon		Ratings (2)	Value

	Insurance (continued)

163,333	Maiden Holdings NA Limited	7.750%		BBB–	$4,436,124
205,000	Reinsurance Group of America Inc.	6.200%		BBB	6,281,200
239,900	Reinsurance Group of America, Inc.	5.750%		BBB	6,422,123
74,800	Torchmark Corporation	6.125%		BBB+	1,991,176
	Total Insurance				68,542,349

	Oil, Gas & Consumable Fuels – 1.0%

219,800	Nustar Logistics Limited Partnership	7.625%		Ba2	5,593,910

	Thrifts & Mortgage Finance – 1.6%

172,400	Federal Agricultural Mortgage Corporation	6.875%		N/R	4,787,548
146,600	Federal Agricultural Mortgage Corporation	6.000%		N/R	4,307,108
	Total Thrifts & Mortgage Finance				9,094,656

	U.S. Agency – 4.9%

255,100	Farm Credit Bank of Texas, (3)	6.750%		Baa1	27,550,800
	Total $25 Par (or similar) Retail Preferred (cost $228,651,492)				250,050,800

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 10.9% (7.8% of Total Investments)

	Banks – 7.3%

$6,330	Bank of America Corporation	6.250%	N/A (4)	BB+	$6,630,675
2,850	Bank of America Corporation	6.300%	N/A (4)	BB+	3,105,608
5,390	ING Groep N.V, (5)	6.500%	N/A (4)	BBB–	5,154,188
12,110	JPMorgan Chase & Company	6.750%	N/A (4)	BBB–	13,637,676
9,955	JPMorgan Chase & Company	5.300%	N/A (4)	BBB–	10,248,673
2,110	M&T Bank Corporation	6.450%	N/A (4)	Baa2	2,347,375
38,745	Total Banks				41,124,195

	Capital Markets – 2.1%

11,735	Goldman Sachs Group Inc.	5.375%	N/A (4)	Ba1	11,914,603

	Diversified Financial Services – 0.6%

3,360	BNP Paribas, 144A, (5)	7.625%	N/A (4)	BBB–	3,491,040

	Food Products – 0.3%

1,410	Land O Lakes Capital Trust I, 144A, (6)	7.450%	3/15/28	BB+	1,515,750

	Insurance – 0.6%

2,600	Security Benefit Life Insurance Company, 144A	7.450%	10/01/33	BBB	3,096,902
$57,850	Total Corporate Bonds (cost $58,604,955)				61,142,490

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 84.0% (60.2% of Total Investments)

	Banks – 32.0%

$2,450	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A, (5)	6.750%	N/A (4)	Baa1	$2,663,696
2,200	Banco Bilbao Vizcaya Argentaria S.A, Reg S, (5)	9.000%	N/A (4)	BB	2,271,500
600	Banco Santander SA, Reg S, (5)	6.375%	N/A (4)	Ba1	548,090
1,557	Bank of America Corporation	8.000%	N/A (4)	BB+	1,582,114
6,125	Bank of America Corporation	6.500%	N/A (4)	BB+	6,687,734
4,000	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	5,112,796
16,080	Barclays PLC, (5)	8.250%	N/A (4)	BB+	16,361,400

44	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$325	Citigroup Inc.	6.250%	N/A (4)	BB+	$350,188
8,120	Citigroup Inc.	6.125%	N/A (4)	BB+	8,443,014
8,435	Citigroup Inc.	5.875%	N/A (4)	BB+	8,492,948
4,540	Citizens Financial Group Inc.	5.500%	N/A (4)	BB+	4,471,900
4,895	Cobank Agricultural Credit Bank	6.250%	N/A (4)	BBB+	5,298,098
4,265	Commerzbank AG, 144A	8.125%	9/19/23	BBB	4,962,029
2,490	Credit Agricole SA, 144A, (5)	8.125%	N/A (4)	Ba1	2,620,725
4,250	Credit Agricole, S.A, 144A, (5)	6.625%	N/A (4)	Ba1	4,050,250
4,351	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (4)	Baa1	6,395,970
3,790	HSBC Holdings PLC, (5)	6.875%	N/A (4)	BBB	3,903,700
7,485	Intesa Sanpaolo SpA, 144A, (5)	7.700%	N/A (4)	Ba3	6,792,638
21,445	Lloyd’s Banking Group PLC, (5)	7.500%	N/A (4)	BB+	21,391,387
4,390	Nordea Bank AB, 144A, (5)	6.125%	N/A (4)	BBB	4,346,100
4,855	PNC Financial Services Inc.	6.750%	N/A (4)	Baa2	5,455,806
5,473	Royal Bank of Scotland Group PLC	7.648%	N/A (4)	BB	6,417,093
3,435	Royal Bank of Scotland Group PLC, (5)	7.500%	N/A (4)	BB–	3,340,538
14,900	Societe Generale, 144A, (5)	7.875%	N/A (4)	BB+	14,155,000
3,790	Standard Chartered PLC, 144A, (5)	6.500%	N/A (4)	BBB–	3,608,080
2,695	SunTrust Bank Inc.	5.625%	N/A (4)	Baa3	2,782,588
270	U.S. Bancorp.	5.125%	N/A (4)	A3	283,840
4,010	Wachovia Capital Trust III	5.570%	N/A (4)	BBB	4,010,000
9,182	Wells Fargo & Company	7.980%	N/A (4)	BBB	9,765,516
11,675	Wells Fargo & Company	5.875%	N/A (4)	BBB	12,857,094
	Total Banks				179,421,832

	Capital Markets – 5.9%

3,500	Bank of New York Mellon Corporation	4.950%	N/A (4)	Baa1	3,570,000
9,407	Credit Suisse Group AG, 144A, (5)	7.500%	N/A (4)	BB	9,736,245
2,380	Goldman Sachs Group Inc.	5.300%	N/A (4)	Ba1	2,418,675
3,100	Morgan Stanley	5.550%	N/A (4)	Ba1	3,138,750
2,105	State Street Corporation	5.250%	N/A (4)	Baa1	2,210,250
7,512	UBS Group AG, Reg S, (5)	7.125%	N/A (4)	BB+	7,704,683
3,865	UBS Group AG, Reg S, (5)	7.000%	N/A (4)	BB+	4,125,401
	Total Capital Markets				32,904,004

	Consumer Finance – 2.4%

3,635	American Express Company	5.200%	N/A (4)	Baa2	3,571,388
2,000	American Express Company	4.900%	N/A (4)	Baa2	1,930,000
7,600	Capital One Financial Corporation	5.550%	N/A (4)	Baa3	7,708,300
	Total Consumer Finance				13,209,688

	Diversified Financial Services – 8.1%

15,700	Agstar Financial Services Inc., 144A	6.750%	N/A (4)	BB	16,656,718
4,330	BNP Paribas, 144A, (5)	7.375%	N/A (4)	BBB–	4,416,600
6,040	BNP Paribas, 144A	7.195%	N/A (4)	BBB	6,688,545
2,500	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (4)	A+	2,531,250
10,823	Rabobank Nederland, 144A	11.000%	N/A (4)	Baa2	13,230,506
1,697	Voya Financial Inc., (6)	5.650%	5/15/53	Baa3	1,637,605
	Total Diversified Financial Services				45,161,224

	Electric Utilities – 2.1%

10,705	Emera, Inc.	6.750%	6/15/76	BBB–	11,537,314

	Food Products – 1.9%

8,895	Land O’ Lakes Incorporated, 144A	8.000%	N/A (4)	BB	9,361,988
1,275	Land O’Lakes Inc., 144A	8.000%	N/A (4)	BB	1,341,938
	Total Food Products				10,703,926

	Industrial Conglomerates – 4.6%

24,127	General Electric Company	5.000%	N/A (4)	AA–	25,951,604

NUVEEN	45

JPI	Nuveen Preferred and Income Term Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance – 21.9%

$7,215	Aviva PLC, Reg S	8.250%	N/A (4)	BBB	$7,785,923
1,265	AXA SA	8.600%	12/15/30	A3	1,778,362
2,640	Cloverie PLC Zurich Insurance, Reg S	8.250%	N/A (4)	A	2,854,553
2,500	CNP Assurances, Reg S	7.500%	N/A (4)	BBB+	2,696,000
30,995	Financial Security Assurance Holdings, 144A, (6)	6.400%	12/15/66	BBB+	22,161,424
2,424	Friends Life Group PLC, Reg S	7.875%	N/A (4)	A–	2,635,841
2,299	La Mondiale SAM, Reg S	7.625%	N/A (4)	BBB	2,466,137
4,175	MetLife Capital Trust X, 144A, (6)	9.250%	4/08/68	BBB	5,965,031
3,655	MetLife Inc.	5.250%	N/A (4)	BBB	3,657,924
7,703	Provident Financing Trust I, (6)	7.405%	3/15/38	Baa3	8,658,403
3,325	Prudential Financial Inc., (6)	5.875%	9/15/42	BBB+	3,684,931
13,600	QBE Cap Funding III Limited, 144A	7.250%	5/24/41	BBB	15,164,000
2,335	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	2,565,581
20,020	Sirius International Group Limited, 144A	7.506%	N/A (4)	BB+	20,095,075
20,226	Symetra Financial Corporation, 144A, (6)	8.300%	10/15/37	Baa2	20,504,108
	Total Insurance				122,673,293

	Machinery – 0.4%

2,345	Stanley Black & Decker Inc., (6)	5.750%	12/15/53	BBB+	2,492,266

	Metals & Mining – 1.2%

6,170	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A–	6,679,025

	Real Estate Investment Trust – 2.8%

12,298	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (4)	Ba1	15,618,460

	Specialty Retail – 0.5%

2,850	Aquarius & Investments PLC fbo SwissRe, Reg S	8.250%	N/A (4)	N/R	3,080,260

	U.S. Agency – 0.2%

752	Farm Credit Bank of Texas	10.000%	N/A (4)	Baa1	902,400
	Total $1,000 Par (or similar) Institutional Preferred (cost $458,997,975)				470,335,296
	Total Long-Term Investments (cost $746,254,422)				781,528,586
	Borrowings – (40.2)% (7), (8)				(225,000,000)
	Other Assets Less Liabilities – 0.6% (9)				3,193,492
	Net Assets Applicable to Common Shares – 100%				$559,722,078

Investments in Derivatives as of July 31, 2016

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annu alized)	Fixed Rate Payment Frequency	Effective Date (10)	Optional Termination Date	Termi nation Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$84,375,000	Receive	1-Month USD- LIBOR-ICE	1.735%	Monthly	1/03/17	12/01/18	12/01/20	$(3,085,601)	$(4,093,896)
JPMorgan Chase Bank, N.A.	84,375,000	Receive	1-Month USD- LIBOR-ICE	2.188	Monthly	1/03/17	12/01/20	12/01/22	(6,262,902)	(7,689,443)
	$168,750,000								$(9,348,503)	$(11,783,339)

46	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Contingent Capital Securities (“CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investment in CoCos was $120,681,261, representing 21.6% and 15.4% of Net Assets Applicable to Common Shares and Total Investments, respectively.

(6)	Investment, or a portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The value of investments hypothecated as of the end of the reporting period was $54,041,948.

(7)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $539,434,563 have been pledged as collateral for borrowings.

(8)	Borrowings as a percentage of Total Investments is 28.8%.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(10)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

NUVEEN	47

JPS

Nuveen Preferred Securities Income Fund
(formerly Nuveen Quality Preferred Income Fund 2)
Portfolio of Investments	July 31, 2016

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 143.8% (97.1% of Total Investments)

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 30.7% (20.7% of Total Investments)

	Banks – 9.1%

105,300	AgriBank FCB, (3)	6.875%	BBB+	$11,369,115
51,284	Barclays Bank PLC	8.125%	BB+	1,340,564
13,391	Citigroup Inc., (4)	7.125%	BB+	402,801
645,113	Citigroup Inc.	6.875%	BB+	19,205,014
37,500	Cobank Agricultural Credit Bank, (3)	6.250%	BBB+	3,881,250
53,000	Cobank Agricultural Credit Bank, (3), (4)	6.200%	BBB+	5,407,659
86,000	Fifth Third Bancorp.	6.625%	Baa3	2,666,860
154,809	First Naigara Finance Group	8.625%	Baa3	4,008,005
30,590	HSBC Holdings PLC	8.000%	Baa1	820,730
1,176,064	ING Groep N.V	7.200%	Baa3	30,895,201
873,854	ING Groep N.V	7.050%	Baa3	23,069,746
2,164,700	PNC Financial Services	6.125%	Baa2	65,633,703
104,608	TCF Financial Corporation	7.500%	BB–	2,783,619
249,285	Wells Fargo & Company, (4)	5.850%	BBB	6,960,037
	Total Banks			178,444,304

	Capital Markets – 1.4%

601,766	Deutsche Bank Capital Funding Trust II	6.550%	BB+	15,116,362
369,239	Goldman Sachs Group, Inc.	5.500%	Ba1	9,995,300
38,534	Morgan Stanley	7.125%	Ba1	1,162,185
74,642	State Street Corporation	5.900%	Baa1	2,196,714
	Total Capital Markets			28,470,561

	Diversified Telecommunication Services – 2.8%

353,519	Qwest Corporation	7.500%	BBB–	9,060,692
297,370	Qwest Corporation	7.375%	BBB–	7,689,988
554,889	Qwest Corporation	7.000%	BBB–	14,499,250
161,854	Qwest Corporation, (4)	7.000%	BBB–	4,277,801
315,756	Qwest Corporation, (4)	6.875%	BBB–	8,437,000
159,600	Qwest Corporation	6.625%	BBB–	4,170,348
248,301	Qwest Corporation	6.125%	BBB–	6,388,785
	Total Diversified Telecommunication Services			54,523,864

	Electric Utilities – 1.0%

426,248	Alabama Power Company, (3)	6.450%	A3	11,428,775
203,256	Integrys Energy Group Inc., (3)	6.000%	Baa1	5,481,814
88,577	Interstate Power and Light Company	5.100%	BBB	2,449,154
22,048	NextEra Energy Inc.	5.625%	BBB	573,028
	Total Electric Utilities			19,932,771

	Food Products – 0.7%

91,900	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	9,741,400
32,500	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	3,381,017
	Total Food Products			13,122,417

	Insurance – 8.8%

2,331,106	Aegon N.V	6.375%	Baa1	60,398,956
20,165	Aflac Inc.	5.500%	Baa1	536,792
611,000	Allstate Corporation	5.100%	Baa1	17,059,120
54,297	American Financial Group	6.250%	Baa2	1,505,113
357,568	Arch Capital Group Limited	6.750%	BBB+	9,850,998
41,987	Aspen Insurance Holdings Limited	7.250%	BBB–	1,112,236
271,064	Aspen Insurance Holdings Limited	5.950%	BBB–	7,844,592
748,733	Axis Capital Holdings Limited	6.875%	BBB	19,751,577

48	NUVEEN

Shares	Description (1)	Coupon		Ratings (2)	Value

	Insurance (continued)

131,293	Axis Capital Holdings Limited	5.500%		BBB	$3,498,958
731,369	Delphi Financial Group, Inc., (3)	7.376%		BB+	15,770,144
212,730	Hartford Financial Services Group Inc.	7.875%		BBB–	6,673,340
524,885	Prudential PLC	6.750%		A–	14,213,886
416,100	Reinsurance Group of America Inc.	6.200%		BBB	12,749,304
127,798	Torchmark Corporation	5.875%		BBB+	3,307,412
	Total Insurance				174,272,428

	Machinery – 0.0%

2,386	Stanley, Black, and Decker Inc., (4)	5.750%		BBB+	62,943

	Real Estate Investment Trust – 1.8%

76,450	DDR Corporation	6.250%		Baa3	1,979,291
152,294	Digital Realty Trust Inc.	7.375%		Baa3	4,355,608
513,113	Hospitality Properties Trust	7.125%		Baa3	13,525,658
18,139	Kimco Realty Corporation	5.625%		Baa2	476,149
82,301	Prologis Inc., (3)	8.540%		BBB–	5,804,797
176,879	Realty Income Corporation	6.625%		Baa2	4,658,993
130,203	Regency Centers Corporation	6.625%		Baa2	3,374,862
12,199	Ventas Realty LP	5.450%		BBB+	332,423
3,000	Welltower Inc.	6.500%		Baa2	79,650
	Total Real Estate Investment Trust				34,587,431

	U.S. Agency – 1.2%

229,000	Farm Credit Bank of Texas, (3)	6.750%		Baa1	24,732,000

	Wireless Telecommunication Services – 3.9%

58,738	Centaur Funding Corporation, Series B, 144A, (3)	9.080%		BBB–	69,898,220
90,850	Telephone and Data Systems Inc.	7.000%		BB+	2,318,492
136,397	Telephone and Data Systems Inc.	6.875%		BB+	3,551,778
11,826	United States Cellular Corporation	7.250%		Ba1	313,862
10,591	United States Cellular Corporation	6.950%		Ba1	275,578
	Total Wireless Telecommunication Services				76,357,930
	Total $25 Par (or similar) Retail Preferred (cost $545,765,263)				604,506,649

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.7% (0.5% of Total Investments)

	Banks – 0.7%

10,632	Wells Fargo & Company	7.500%		BBB	$14,153,956
	Total Convertible Preferred Securities (cost $12,541,444)				14,153,956

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 8.3% (5.6% of Total Investments)

	Banks – 6.7%

$7,000	Barclays Bank PLC, (5)	7.625%	11/21/22	BBB–	$7,824,600
26,400	Barclays Bank PLC, (5)	7.750%	4/10/23	BBB–	28,050,000
1,250	Den Norske Bank	0.938%	N/A (6)	Baa2	655,000
1,250	Den Norske Bank	0.713%	N/A (6)	Baa2	648,750
16,000	ING Groep N.V, (5)	6.500%	N/A (6)	BBB–	15,300,000
54,000	JPMorgan Chase & Company	6.750%	N/A (6)	BBB–	60,812,100
13,225	Nordea Bank AB, 144A, (5)	5.500%	N/A (6)	BBB	13,109,281
5,000	Societe Generale, Reg S, (5)	8.250%	N/A (6)	BB+	5,087,500
124,125	Total Banks				131,487,231

	Capital Markets – 0.3%

2,910	Macquarie Bank Limited, Reg S, (5)	10.250%	6/20/57	BB+	3,084,466

NUVEEN	49

JPS	Nuveen Preferred Securities Income Fund
(formerly Nuveen Quality Preferred Income Fund 2)
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets (continued)

$2,676	UBS AG Stamford, (5)	7.625%	8/17/22	BBB+	$3,110,850
5,586	Total Capital Markets				6,195,316

	Construction & Engineering – 0.2%

4,000	Hutchison Whampoa International 12 Limited, 144A	6.000%	N/A (6)	BBB	4,128,000

	Electric Utilities – 0.1%

2,900	WPS Resource Corporation	0.000%	12/01/66	Baa1	2,204,000

	Insurance – 0.8%

5,000	AIG Life Holdings Inc., 144A	8.125%	3/15/46	BBB	6,325,000
900	AXA, Reg S	5.500%	N/A (6)	A3	935,190
6,150	Liberty Mutual Group Inc., 144A, (7)	7.697%	10/15/97	BBB+	8,117,914
12,050	Total Insurance				15,378,104

	Multi-Utilities – 0.1%

3,000	WEC Energy Group, Inc.	6.250%	5/15/67	Baa1	2,503,125

	Wireless Telecommunication Services – 0.1%

1,600	Koninklijke KPN NV, 144A	7.000%	3/28/73	BB+	1,740,000
$153,261	Total Corporate Bonds (cost $157,370,016)				163,635,776

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 102.8% (69.4% of Total Investments)

	Banks – 56.5%

$27,800	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A, (5)	6.750%	N/A (6)	Baa1	$30,224,799
42,800	Banco Bilbao Vizcaya Argentaria S.A, Reg S, (5)	9.000%	N/A (6)	BB	44,191,000
20,600	Banco Santander SA, Reg S, (5)	6.375%	N/A (6)	Ba1	18,817,770
20,394	Bank of America Corporation, (4)	8.000%	N/A (6)	BB+	20,722,955
11,300	Bank of America Corporation	6.500%	N/A (6)	BB+	12,338,188
10,700	Bank of America Corporation	6.300%	N/A (6)	BB+	11,659,651
3,600	Bank One Capital III, (7)	8.750%	9/01/30	Baa2	5,191,891
45,290	Barclays PLC, (5)	8.250%	N/A (6)	BB+	46,082,575
36,416	Barclays PLC, (5)	7.434%	N/A (6)	BB+	34,094,480
20,000	Chase Capital Trust III, Series C, (7)	0.777%	3/01/27	Baa2	17,100,000
10,000	Citigroup Inc.	8.400%	N/A (6)	BB+	11,037,500
3,000	Citigroup Inc.	6.250%	N/A (6)	BB+	3,232,500
39,300	Citigroup Inc., (4)	6.125%	N/A (6)	BB+	40,863,354
9,250	Citigroup Inc.	5.950%	N/A (6)	BB+	9,484,441
24,389	Citizens Financial Group Inc.	5.500%	N/A (6)	BB+	24,023,165
17,500	Cobank Agricultural Credit Bank	6.250%	N/A (6)	BBB+	18,941,108
23,653	Credit Agricole SA, 144A, (5)	7.875%	N/A (6)	BB+	23,416,470
50,400	Credit Agricole SA, 144A, (5)	8.125%	N/A (6)	Ba1	53,046,000
3,000	Credit Agricole SA, Reg S, (5)	8.125%	N/A (6)	Ba1	3,170,865
1,000	Credit Agricole, S.A, 144A, (5)	6.625%	N/A (6)	Ba1	953,000
9,000	Credit Agricole, S.A, Reg S, (5)	7.875%	N/A (6)	BB+	8,910,000
11,000	DNB Bank ASA, Reg S, (5)	5.750%	N/A (6)	BBB	10,725,000
19,300	Dresdner Funding Trust I, Reg S	8.151%	6/30/31	BB+	23,085,946
7,900	Dresdner Funding Trust, 144A	8.151%	6/30/31	BB+	9,313,705
25,580	First Union Capital Trust II, Series A, (4), (7)	7.950%	11/15/29	Baa1	34,081,232
10,000	HSBC Bank PLC	1.188%	N/A (6)	A3	5,712,500
7,000	HSBC Bank PLC	0.975%	N/A (6)	A3	4,109,000
30,000	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (6)	Baa1	44,100,000
55,205	HSBC Holdings PLC, (5)	6.875%	N/A (6)	BBB	56,861,150
2,000	JP Morgan Chase & Company	5.300%	N/A (6)	BBB–	2,059,000
11,000	JPMorgan Chase & Company	6.000%	N/A (6)	BBB–	11,506,000
3,500	JPMorgan Chase & Company	5.150%	N/A (6)	BBB–	3,500,000

50	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$8,000	KeyCorp Capital III, (7)	7.750%	7/15/29	Baa2	$9,626,184
70,529	Lloyd’s Banking Group PLC, (5)	7.500%	N/A (6)	BB+	70,352,678
9,850	Lloyd’s Banking Group PLC, 144A	6.657%	N/A (6)	Ba1	10,785,750
4,800	Lloyd’s Banking Group PLC, 144A	6.413%	N/A (6)	Ba1	5,208,000
44,500	M&T Bank Corporation	6.875%	N/A (6)	Baa2	44,833,750
9,100	M&T Bank Corporation, (4)	6.375%	N/A (6)	Baa1	9,464,000
12,330	Nordea Bank AB, Reg S, (5)	5.250%	N/A (6)	BBB	11,811,943
25,390	Nordea Bank AB, 144A, (5)	6.125%	N/A (6)	BBB	25,136,100
29,100	PNC Financial Services Inc.	6.750%	N/A (6)	Baa2	32,701,125
9,546	Royal Bank of Scotland Group PLC	7.648%	N/A (6)	BB	11,192,685
21,375	Royal Bank of Scotland Group PLC, (5)	8.000%	N/A (6)	BB–	21,241,406
58,786	Royal Bank of Scotland Group PLC, (5)	7.500%	N/A (6)	BB–	57,169,385
7,210	Skandinaviska Enskilda Bankenn AB, Reg S, (5)	5.750%	N/A (6)	BBB	7,079,571
59,900	Societe Generale, 144A, (5)	8.000%	N/A (6)	BB+	59,151,250
4,500	Societe Generale, 144A, (5)	7.875%	N/A (6)	BB+	4,275,000
2,450	Societe Generale, 144A	1.403%	N/A (6)	BB+	2,315,250
5,000	Societe Generale, Reg S, (5)	7.875%	N/A (6)	BB+	4,750,000
16,300	Standard Chartered PLC, 144A	7.014%	N/A (6)	Baa3	17,359,500
32,786	Svenska Handelsbanken AB, Reg S, (5)	5.250%	N/A (6)	BBB+	32,015,528
3,000	Swedbank AB, Reg S, (5)	5.500%	N/A (6)	BBB	2,996,250
29,525	Wells Fargo & Company, (4)	7.980%	N/A (6)	BBB	31,401,314
	Total Banks				1,113,421,914

	Capital Markets – 10.1%

18,700	Charles Schwab Corporation	7.000%	N/A (6)	BBB	21,598,500
12,100	Bank of New York Mellon Corporation	4.950%	N/A (6)	Baa1	12,342,000
36,300	Credit Suisse Group AG, 144A, (5)	7.500%	N/A (6)	BB	37,570,500
6,200	Credit Suisse Group AG, 144A, (5)	6.250%	N/A (6)	BB	5,990,812
14,000	Credit Suisse Group AG, Reg S, (5)	7.500%	N/A (6)	BB	14,490,000
15,000	Credit Suisse Group AG, Reg S, (5)	6.250%	N/A (6)	BB	14,499,600
3,500	Goldman Sachs Group Inc.	5.700%	N/A (6)	Ba1	3,552,500
6,150	Morgan Stanley	5.550%	N/A (6)	Ba1	6,226,875
32,178	UBS Group AG, Reg S, (5)	7.125%	N/A (6)	BB+	33,003,365
5,000	UBS Group AG, Reg S, (5)	6.875%	N/A (6)	BB+	5,065,345
5,609	UBS Group AG, Reg S, (5)	7.000%	N/A (6)	BB+	5,986,901
39,800	UBS Group AG, Reg S, (5)	6.875%	N/A (6)	BB+	39,087,898
	Total Capital Markets				199,414,296

	Diversified Financial Services – 5.1%

5,000	BNP Paribas, Reg S, (5)	7.375%	N/A (6)	BBB–	5,100,000
29,185	BNP Paribas, 144A, (5)	7.375%	N/A (6)	BBB–	29,768,700
26,000	BNP Paribas, 144A, (5)	7.625%	N/A (6)	BBB–	27,014,000
2,861	Countrywide Capital Trust III, Series B, (7)	8.050%	6/15/27	BBB–	3,665,399
17,557	Rabobank Nederland, 144A	11.000%	N/A (6)	Baa2	21,463,433
13,905	Voya Financial Inc.	5.650%	5/15/53	Baa3	13,418,325
	Total Diversified Financial Services				100,429,857

	Electric Utilities – 2.2%

15,000	Emera, Inc.	0.000%	6/15/76	BBB–	16,166,250
1,000	FPL Group Capital Inc.	6.350%	10/01/66	BBB	795,500
7,850	FPL Group Capital Inc., (7)	6.650%	6/15/67	BBB	6,459,216
23,482	PPL Capital Funding Inc., (7)	6.700%	3/30/67	BBB	19,842,290
	Total Electric Utilities				43,263,256

	Industrial Conglomerates – 4.9%

88,887	General Electric Company	5.000%	N/A (6)	AA–	95,609,079

	Insurance – 20.7%

3,598	Ace Capital Trust II, (7)	9.700%	4/01/30	BBB+	5,388,005
9,800	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	12,760,502

NUVEEN	51

JPS	Nuveen Preferred Securities Income Fund
(formerly Nuveen Quality Preferred Income Fund 2)
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$4,400	Allstate Corporation	5.750%	8/15/53	Baa1	$4,620,000
1,200	Allstate Corporation, (7)	6.500%	5/15/57	Baa1	1,332,000
13,605	American International Group, Inc., (7)	8.175%	5/15/58	BBB	17,686,500
1,225	AON Corporation	8.205%	1/01/27	BBB	1,617,000
16,550	AXA SA, (7)	8.600%	12/15/30	A3	23,266,321
17,819	AXA SA, 144A	6.380%	N/A (6)	Baa1	19,437,856
32,854	Catlin Insurance Company Limited, 144A	7.249%	N/A (6)	BBB+	23,737,015
1,200	Everest Reinsurance Holdings, Inc.	6.600%	5/01/67	BBB	978,000
16,150	Glen Meadows Pass Through Trust, 144A	6.505%	8/15/67	BBB–	11,984,592
8,100	Great West Life & Annuity Capital I, 144A, (7)	6.625%	11/15/34	A–	9,666,726
12,250	Great West Life & Annuity Insurance Capital LP II, 144A, (7)	7.153%	5/16/46	A–	10,810,625
11,688	Hartford Financial Services Group Inc., (7)	8.125%	6/15/68	BBB–	12,798,360
20,369	Liberty Mutual Group, 144A	7.000%	3/15/37	Baa3	17,822,875
25,841	Liberty Mutual Group, 144A, (7)	7.800%	3/15/37	Baa3	28,748,113
3,277	Lincoln National Corporation	7.000%	5/17/66	BBB	2,363,536
11,390	Lincoln National Corporation, (7)	6.050%	4/20/67	BBB	8,143,850
26,100	MetLife Capital Trust IV, 144A, (7)	7.875%	12/15/37	BBB	32,350,950
31,700	MetLife Capital Trust X, 144A, (7)	9.250%	4/08/38	BBB	45,291,374
3,000	MetLife Inc.	10.750%	8/01/39	BBB	4,800,000
41,904	Nationwide Financial Services Inc., (7)	6.750%	5/15/37	Baa2	43,370,640
7,243	Oil Insurance Limited, 144A	3.613%	N/A (6)	Baa1	5,649,540
3,750	Provident Financing Trust I, (7)	7.405%	3/15/38	Baa3	4,215,113
305	Prudential Financial Inc.	8.875%	6/15/38	BBB+	340,075
27,180	Prudential Financial Inc., (7)	5.625%	6/15/43	BBB+	29,102,985
6,225	Prudential Financial Inc., (7)	5.875%	9/15/42	BBB+	6,898,856
1,300	Prudential PLC, Reg S	7.750%	N/A (6)	A–	1,341,633
5,010	The Chubb Corporation, (7)	6.375%	4/15/37	BBB+	4,510,503
5,405	XL Capital Ltd	6.500%	N/A (6)	BBB	3,729,450
17,200	XLIT Limited	3.687%	N/A (6)	BBB–	13,416,000
	Total Insurance				408,178,995

	Machinery – 0.3%

6,000	Stanley Black & Decker Inc., (7)	5.750%	12/15/53	BBB+	6,376,800

	Oil, Gas & Consumable Fuels – 1.3%

24,476	Enterprise Products Operating LP, (4), (7)	7.034%	1/15/68	Baa2	25,828,054

	Real Estate Investment Trust – 0.2%

3,722	Sovereign Capital Trusts	7.908%	6/13/36	Ba1	3,736,717

	Road & Rail – 1.5%

25,485	Burlington Northern Santa Fe Funding Trust I, (7)	6.613%	12/15/55	A–	28,989,188
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,945,981,628)				2,025,248,156

Shares	Description (1), (8)				Value

	INVESTMENT COMPANIES – 1.3% (0.9% of Total Investments)

966,571	Blackrock Credit Allocation Income Trust IV				$12,826,397
648,621	John Hancock Preferred Income Fund III				13,076,200
	Total Investment Companies (cost $34,279,960)				25,902,597
	Total Long-Term Investments (cost $2,695,938,311)				2,833,447,134

52	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.3% (2.9% of Total Investments)

	REPURCHASE AGREEMENTS – 4.3% (2.9% of Total Investments)

$85,125	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/29/16, repurchase price $85,124,723, collateralized by $65,905,000 U.S. Treasury Bonds, 3.625%, due 8/15/43, value $86,829,838	0.030%	8/01/16	$85,124,510
	Total Short-Term Investments (cost $85,124,510)			85,124,510
	Total Investments (cost $2,781,062,821) – 148.1%			2,918,571,644
	Borrowings – (47.9)% (9), (10)			(945,000,000)
	Other Assets Less Liabilities – (0.2)% (11)			(2,752,666)
	Net Assets Applicable to Common Shares – 100%			$1,970,818,978

Investments in Derivatives as of July 31, 2016

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annu alized)	Fixed Rate Payment Frequency	Effective Date (12)	Optional Termination Date	Termi nation Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$227,569,000	Receive	1-Month USD- LIBOR-ICE	1.462%	Monthly	1/03/17	12/01/18	12/01/20	$(6,226,375)	$(8,325,733)
JPMorgan Chase Bank, N.A.	227,569,000	Receive	1-Month USD- LIBOR-ICE	1.842	Monthly	1/03/17	12/01/20	12/01/22	(12,798,569)	(15,841,185)
	$455,138,000								$(19,024,944)	$(24,166,918)

NUVEEN	53

JPS	Nuveen Preferred Securities Income Fund
(formerly Nuveen Quality Preferred Income Fund 2)
	Portfolio of Investments (continued)	July 31, 2016

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Contingent Capital Securities (“CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investment in CoCos was $919,616,038, representing 46.7% and 31.5% of Net Assets Applicable to Common Shares and Total Investments, respectively.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Investment, or a portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The value of investments hypothecated as of the end of the reporting period was $403,529,531.

(8)	A copy of the most recent financial statements for the investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(9)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $1,981,211,428 have been pledged as collateral for borrowings.

(10)	Borrowings as a percentage of Total Investments is 32.4%.

(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

54	NUVEEN

JPW

Nuveen Flexible Investment Income Fund
Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 138.0% (99.7% of Total Investments)

	COMMON STOCKS – 21.8% (15.7% of Total Investments)

	Air Freight & Logistics – 0.7%

4,300	United Parcel Service, Inc., Class B	$464,830

	Banks – 1.4%

27,400	CIT Group Inc.	946,944

	Biotechnology – 1.3%

11,000	Gilead Sciences, Inc.	874,170

	Capital Markets – 2.0%

31,575	Ares Capital Corporation	478,046
36,338	Hercules Technology Growth Capital, Inc.	481,842
24,095	TPG Specialty Lending, Inc.	422,867
	Total Capital Markets	1,382,755

	Chemicals – 0.6%

59,800	CVR Partners LP	437,138

	Diversified Consumer Services – 0.8%

22,300	Stonemor Partners LP	588,051

	Industrial Conglomerates – 3.3%

37,800	Philips Electronics	1,003,968
11,500	Siemens AG, Sponsored ADR, (2)	1,248,233
	Total Industrial Conglomerates	2,252,201

	Insurance – 0.7%

15,600	Unum Group	521,196

	Media – 1.4%

30,032	National CineMedia, Inc., (3)	467,899
10,800	Viacom Inc., Class B	491,076
	Total Media	958,975

	Multiline Retail – 1.5%

23,200	Nordstrom, Inc.	1,026,136

	Pharmaceuticals – 4.1%

37,700	AstraZeneca PLC, Sponsored ADR	1,287,078
33,800	GlaxoSmithKline PLC, Sponsored ADR	1,523,365
	Total Pharmaceuticals	2,810,443

	Real Estate Investment Trust – 1.9%

11,100	Apartment Investment & Management Company, Class A	510,267
29,600	MGM Growth Properties LLC, Class A	802,456
	Total Real Estate Investment Trust	1,312,723

	Software – 0.7%

11,400	Oracle Corporation, (3)	467,856

	Tobacco – 1.4%

43,332	Vector Group Ltd.	957,204
	Total Common Stocks (cost $14,626,764)	15,000,622

NUVEEN	55

JPW	Nuveen Flexible Investment Income Fund
	Portfolio of Investments (continued)	July 31, 2016

Shares	Description (1)	Coupon	Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 34.0% (24.6% of Total Investments)

	Banks – 4.3%

19,045	Boston Private Financial Holdings Inc.	6.950%	N/R	$505,645
13,800	Citigroup Inc.	6.875%	BB+	410,826
17,429	Cowen Group, Inc.	8.250%	N/R	460,126
15,629	FNB Corporation	7.250%	Ba2	508,255
19,850	HSBC Holdings PLC	8.000%	Baa1	532,576
20,000	Huntington BancShares Inc.	6.250%	Baa3	554,200
	Total Banks			2,971,628

	Capital Markets – 5.0%

17,138	Charles Schwab Corporation	6.000%	BBB	477,979
16,900	Hercules Technology Growth Capital Incorporated	6.250%	BBB–	439,062
45,028	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	1,107,688
31,528	Morgan Stanley	7.125%	Ba1	950,884
18,213	Solar Capital Limited	6.750%	BBB–	460,789
	Total Capital Markets			3,436,402

	Consumer Finance – 2.3%

43,455	GMAC Capital Trust I	8.125%	B+	1,104,625
10,165	SLM Corporation, Series A	6.970%	Ba3	508,250
	Total Consumer Finance			1,612,875

	Electric Utilities – 0.7%

17,845	Entergy Arkansas Inc., (2)	6.450%	Baa3	448,356

	Food Products – 2.8%

30,300	CHS Inc.	7.100%	N/R	918,696
34,275	CHS Inc.	6.750%	N/R	1,002,544
	Total Food Products			1,921,240

	Insurance – 4.7%

20,934	Argo Group US Inc.	6.500%	BBB–	552,239
18,425	Endurance Specialty Holdings Limited	6.350%	BBB–	517,927
16,081	Kemper Corporation	7.375%	Ba1	448,660
5,227	Maiden Holdings NA Limited	8.000%	BBB–	136,425
19,325	Maiden Holdings NA Limited	7.750%	BBB–	524,867
39,300	National General Holding Company, (3)	7.625%	N/R	1,021,800
	Total Insurance			3,201,918

	Oil, Gas & Consumable Fuels – 0.7%

1,452	Scorpio Tankers Inc.	7.500%	N/R	37,389
17,500	Scorpio Tankers Inc.	6.750%	N/R	432,075
	Total Oil, Gas & Consumable Fuels			469,464

	Real Estate Investment Trust – 9.5%

12,282	Arbor Realty Trust Incorporated	7.375%	N/R	314,051
14,400	Cedar Shopping Centers Inc., Series A	7.250%	N/R	378,864
14,015	Colony Financial Inc.	7.500%	N/R	356,401
14,000	Coresite Realty Corporation	7.250%	N/R	370,300
27,300	Digital Realty Trust Inc.	7.375%	Baa3	780,780
35,115	Dupont Fabros Technology	0.000%	Ba2	987,433
18,530	Northstar Realty Finance Corporation	8.875%	N/R	476,962
19,000	Northstar Realty Finance Corporation	8.750%	N/R	482,980
17,725	Penn Real Estate Investment Trust	8.250%	N/R	466,522
8,844	Penn Real Estate Investment Trust	3.375%	N/R	233,482
10,976	Retail Properties of America	7.000%	BB	296,352
15,954	Summit Hotel Properties Inc.	7.875%	N/R	426,610
36,440	VEREIT, Inc.	6.700%	N/R	984,609
	Total Real Estate Investment Trust			6,555,346

56	NUVEEN

Shares	Description (1)	Coupon		Ratings (4)	Value

	Real Estate Management & Development – 0.7%

17,670	Kennedy-Wilson Inc.	7.750%		BB–	$464,014

	Specialty Retail – 1.3%

36,085	TravelCenters of America LLC	8.000%		N/R	923,415

	Wireless Telecommunication Services – 2.0%

51,573	United States Cellular Corporation	7.250%		Ba1	1,410,006
	Total $25 Par (or similar) Retail Preferred (cost $21,412,982)				23,414,664

Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 4.5% (3.2% of Total Investments)

	Banks – 1.8%

928	Wells Fargo & Company	7.500%	N/A (5)	BBB	$1,235,409

	Diversified Telecommunication Services – 1.4%

9,700	Frontier Communications Corporation, (3)	11.125%	6/29/18	N/R	959,136

	Pharmaceuticals – 1.3%

1,000	Teva Pharmaceutical Industries Limited, (2)	7.000%	12/15/18	N/R	885,500
	Total Convertible Preferred Securities (cost $2,873,920)				3,080,045

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 64.4% (46.6% of Total Investments)

	Aerospace & Defense – 0.7%

$500	Triumph Group Inc.	4.875%	4/01/21	Ba3	$479,375

	Automobiles – 0.8%

425	General Motors Corporation	6.600%	4/01/36	BBB–	525,968

	Banks – 3.1%

225	Bank of America Corporation	6.300%	N/A (5)	BB+	245,180
850	Citigroup Inc.	5.950%	N/A (5)	BB+	875,245
900	JPMorgan Chase & Company	6.750%	N/A (5)	BBB–	1,013,534
1,975	Total Banks				2,133,959

	Beverages – 2.7%

1,125	Anheuser Busch InBev Finance Inc.	4.900%	2/01/46	A–	1,378,041
435	Cott Beverages Inc.	6.750%	1/01/20	B–	456,206
1,560	Total Beverages				1,834,247

	Biotechnology – 1.2%

875	AMAG Pharmaceuticals Inc., 144A	7.875%	9/01/23	B+	847,438

	Capital Markets – 1.1%

300	BGC Partners Inc.	5.375%	12/09/19	BBB–	316,631
475	Raymond James Financial Inc.	4.950%	7/15/46	BBB	475,872
775	Total Capital Markets				792,503

	Chemicals – 4.3%

925	A Schulman Inc., 144A	6.875%	6/01/23	B+	938,875
450	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	460,125
1,075	Trinseo Materials Operating, 144A	6.750%	5/01/22	B+	1,123,374
450	Univar Inc., 144A	6.750%	7/15/23	B	462,375
2,900	Total Chemicals				2,984,749

NUVEEN	57

JPW	Nuveen Flexible Investment Income Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Commercial Services & Supplies – 3.4%

$425	GFL Environmental Corporation, 144A	7.875%	4/01/20	B	$438,813
525	GFL Environmental Corporation, 144A	9.875%	2/01/21	B	569,625
945	R.R. Donnelley & Sons Company	6.500%	11/15/23	BB–	930,825
450	R.R. Donnelley & Sons Company	6.000%	4/01/24	BB–	423,000
2,345	Total Commercial Services & Supplies				2,362,263

	Consumer Finance – 2.1%

450	Ally Financial Inc.	5.750%	11/20/25	BB	468,563
900	Navient Corporation	8.000%	3/25/20	BB	961,875
1,350	Total Consumer Finance				1,430,438

	Diversified Telecommunication Services – 7.8%

1,650	CenturyLink Inc.	7.650%	3/15/42	BB+	1,476,750
2,195	Frontier Communications Corporation	11.000%	9/15/25	BB	2,345,905
785	GCI Inc.	6.875%	4/15/25	BB–	814,438
735	US West Communications Company	6.875%	9/15/33	BBB–	734,401
5,365	Total Diversified Telecommunication Services				5,371,494

	Food & Staples Retailing – 3.0%

1,250	Rite Aid Corporation, 144A	6.125%	4/01/23	B	1,326,563
675	Whole Foods Market Inc., 144A	5.200%	12/03/25	BBB–	730,449
1,925	Total Food & Staples Retailing				2,057,012

	Health Care Providers & Services – 1.2%

425	Kindred Healthcare Inc.	6.375%	4/15/22	B–	392,063
450	Molina Healthcare Inc., 144A	5.375%	11/15/22	BB	459,000
875	Total Health Care Providers & Services				851,063

	Hotels, Restaurants & Leisure – 1.7%

1,000	McDonald’s Corporation	4.875%	12/09/45	BBB+	1,196,018

	Household Durables – 1.4%

950	Tempur Sealy International, Inc., 144A	5.500%	6/15/26	BB	961,286

	Machinery – 5.7%

950	Automation Tooling Systems, Inc., 144A	6.500%	6/15/23	B+	969,000
850	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	871,250
730	Meritor Inc.	6.750%	6/15/21	B+	700,800
1,350	Terex Corporation	6.000%	5/15/21	BB	1,373,625
3,880	Total Machinery				3,914,675

	Media – 2.7%

375	Dish DBS Corporation, 144A	7.750%	7/01/26	Ba3	388,828
1,550	Dish DBS Corporation	5.875%	11/15/24	Ba3	1,495,750
1,925	Total Media				1,884,578

	Metals & Mining – 0.8%

500	ArcelorMittal	8.000%	10/15/39	BB+	530,000

	Real Estate Investment Trust – 3.0%

1,025	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB–	1,046,781
250	Iron Mountain Inc.	6.000%	8/15/23	BB–	265,625
250	Iron Mountain Inc.	5.750%	8/15/24	B	256,798
475	Select Income REIT	4.500%	2/01/25	Baa2	471,504
2,000	Total Real Estate Investment Trust				2,040,708

	Real Estate Management & Development – 2.3%

1,250	Greystar Real Estate Partners, LLC, 144A	8.250%	12/01/22	BB–	1,327,350

58	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Real Estate Management & Development (continued)

$225	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	$227,250
1,475	Total Real Estate Management & Development				1,554,600

	Semiconductors & Semiconductor Equipment – 3.6%

425	Amkor Technology Inc.	6.625%	6/01/21	BB	428,188
1,150	Micron Technology, Inc., 144A	5.625%	1/15/26	BB	1,020,625
925	Qorvo Inc., 144A	7.000%	12/01/25	BB+	1,002,469
2,500	Total Semiconductors & Semiconductor Equipment				2,451,282

	Specialty Retail – 2.8%

1,800	L Brands, Inc.	6.875%	11/01/35	BB+	1,908,900

	Technology Hardware, Storage & Peripherals – 4.6%

950	Hewlett Packard Enterprise Co, 144A	6.350%	10/15/45	A–	973,063
1,425	Seagate HDD Cayman	4.875%	6/01/27	BBB–	1,195,395
900	Western Digital Corporation, 144A	10.500%	4/01/24	BB+	1,014,750
3,275	Total Technology Hardware, Storage & Peripherals				3,183,208

	Wireless Telecommunication Services – 4.4%

900	Altice Financing SA, 144A	7.500%	5/15/26	BB–	909,000
1,875	Viacom Inc.	6.875%	4/30/36	BBB+	2,153,684
2,775	Total Wireless Telecommunication Services				3,062,684
$42,950	Total Corporate Bonds (cost $42,728,525)				44,358,448

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 11.7% (8.4% of Total Investments)

	Banks – 5.7%

$900	Bank of America Corporation	6.500%	N/A (5)	BB+	$982,687
450	Citigroup Inc.	5.800%	N/A (5)	BB+	450,000
100	Citigroup Inc.	6.250%	N/A (5)	BB+	107,750
350	Cobank Agricultural Credit Bank	6.250%	N/A (5)	BBB+	378,822
425	PNC Financial Services Inc.	6.750%	N/A (5)	Baa2	477,594
450	Wells Fargo & Company	5.875%	N/A (5)	BBB	495,563
1,000	Zions Bancorporation	7.200%	N/A (5)	BB–	1,055,000
	Total Banks				3,947,416

	Capital Markets – 0.3%

225	Goldman Sachs Group Inc.	5.300%	N/A (5)	Ba1	228,656

	Consumer Finance – 0.7%

475	Capital One Financial Corporation	5.550%	N/A (5)	Baa3	481,769

	Electric Utilities – 1.1%

700	Emera, Inc.	0.000%	6/15/76	BBB–	754,425

	Food Products – 3.2%

1,495	Land O’ Lakes Incorporated, 144A	8.000%	N/A (5)	BB	1,573,487
575	Land O’Lakes Inc., 144A	8.000%	N/A (5)	BB	605,188
	Total Food Products				2,178,675

	Insurance – 0.7%

400	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	445,000
	Total $1,000 Par (or similar) Institutional Preferred (cost $7,657,124)				8,035,941

NUVEEN	59

JPW	Nuveen Flexible Investment Income Fund
	Portfolio of Investments (continued)	July 31, 2016

Shares	Description (1)			Value

	COMMON STOCK RIGHTS – 1.6% (1.2% of Total Investments)

	Financials – 1.6%

21,025	Merrill Lynch International Company CV, 144A, (2)			$1,111,382
	Total Common Stock Rights (cost $1,075,008)			1,111,382
	Total Long-Term Investments (cost $90,374,323)			95,001,102

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.4% (0.3% of Total Investments)

	REPURCHASE AGREEMENTS – 0.4% (0.3% of Total Investments)

$277	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/29/16, repurchase price $277,235, collateralized by $215,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $287,831	0.030%	8/01/16	$277,234
	Total Short-Term Investments (cost $277,234)			277,234
	Total Investments (cost $90,651,557) – 138.4%			95,278,336
	Borrowings – (39.2)% (6), (7)			(27,000,000)
	Other Assets Less Liabilities – 0.8% (8)			542,781
	Net Assets Applicable to Common Shares – 100%			$68,821,117

Investments in Derivatives as of July 31, 2016

Call Options Written

Number of Contracts	Description	Notional Amount (9)	Expiration Date	Strike Price	Value
(138)	CIT Group Inc.	$(510,600)	10/21/16	$37	$(10,626)
(569)	CVR Partners LP	(569,000)	8/19/16	10	(1,423)
(116)	Nordstrom, Inc.	(522,000)	10/21/16	45	(25,288)
(156)	Unum Group	(561,600)	9/16/16	36	(5,850)
(979)	Total Call Options Written (premium received $62,794)	$(2,163,200)			$(43,187)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Perpetual security. Maturity date is not applicable.

(6)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $54,626,684 have been pledged as collateral for borrowings.

(7)	Borrowings as a percentage of Total Investments is 28.3%.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

60	NUVEEN

Statement of Assets and Liabilities	July 31, 2016

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Assets
Long-term investments, at value (cost $1,338,041,220, $746,254,422, $2,695,938,311 and $90,374,323, respectively)	$1,421,254,855	$781,528,586	$2,833,447,134	$95,001,102
Short-term investments, at value (cost approximates value)	6,077,118	—	85,124,510	277,234
Cash	1,779	—	—	—
Cash collateral at brokers(1)	—	8,820,000	—	—
Interest rate swaps premiums paid	2,582,545	2,434,836	5,141,974	—
Receivable for:
Dividends	1,437,536	410,163	1,545,658	66,635
Interest	10,540,817	7,327,627	35,126,384	924,305
Investments sold	6,080,413	5,225,497	879,329	181,149
Reclaims	103,738	76,514	178,015	—
Other assets	239,794	35,161	453,632	3,917
Total assets	1,448,318,595	805,858,384	2,961,896,636	96,454,342
Liabilities
Borrowings	404,100,000	225,000,000	945,000,000	27,000,000
Cash overdraft	—	1,402,016	—	—
Options written, at value (premiums received $156,444, $—, $— and $62,794, respectively)	148,573	—	—	43,187
Unrealized depreciation on interest rate swaps	12,137,778	11,783,339	24,166,918	—
Payable for:
Dividends	6,393,839	3,659,332	12,517,005	413,038
Investments purchased	3,337,521	3,555,210	6,006,527	29,137
Accrued expenses:
Interest on borrowings	58,832	32,758	129,292	27,501
Management fees	976,426	560,242	1,936,389	68,929
Trustees fees	228,619	32,618	441,383	164
Other	220,330	110,791	880,144	51,269
Total liabilities	427,601,918	246,136,306	991,077,658	27,633,225
Net assets applicable to common shares	$1,020,716,677	$559,722,078	$1,970,818,978	$68,821,117
Common shares outstanding	96,897,257	22,754,347	203,807,231	3,698,750
Net asset value (“NAV”) per common share outstanding	$10.53	$24.60	$9.67	$18.61
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$968,973	$227,543	$2,038,072	$36,988
Paid-in surplus	1,186,475,534	541,847,349	2,517,218,578	69,756,713
Undistributed (Over-distribution of) net investment income	(4,105,940)	(2,306,771)	7,301,841	(417,194)
Accumulated net realized gain (loss)	(233,702,908)	(3,536,868)	(669,081,418)	(5,201,776)
Net unrealized appreciation (depreciation)	71,081,018	23,490,825	113,341,905	4,646,386
Net assets applicable to common shares	$1,020,716,677	$559,722,078	$1,970,818,978	$68,821,117
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

NUVEEN	61

Statement of Operations	Year Ended July 31, 2016

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Investment Income
Dividends (net of tax withheld of $116,596, $33,828, $— and $8,422, respectively)	$47,026,077	$18,366,502	$36,252,356	$2,663,994
Interest	44,193,574	33,574,500	83,678,971	3,067,009
Other	373,909	209,689	472,846	—
Total investment income	91,593,560	52,150,691	120,404,173	5,731,003
Expenses
Management fees	11,386,857	6,613,310	15,445,924	787,500
Interest expense on borrowings	4,951,242	2,756,817	6,572,224	283,633
Custodian fees	184,990	95,730	220,393	54,764
Trustees fees	41,332	20,214	61,467	2,801
Professional fees	104,381	58,395	121,839	40,365
Shareholder reporting expenses	197,897	75,739	300,979	15,704
Shareholder servicing agent fees	3,917	164	5,451	141
Stock exchange listing fees	31,017	7,889	38,542	7,889
Investor relations expenses	116,988	64,961	186,523	31,492
Reorganization expenses	—	—	1,030,000	—
Other	42,311	28,670	202,333	10,850
Total expenses	17,060,932	9,721,889	24,185,675	1,235,139
Net investment income (loss)	74,532,628	42,428,802	96,218,498	4,495,864
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(10,668,071)	(4,958,896)	26,780,229	(3,108,172)
Options written	675,301	—	—	191,671
Swaps	(201,344)	(188,141)	(315,121)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	30,658,823	12,020,430	14,627,646	3,687,179
Options written	(34,447)	—	—	7,904
Swaps	(9,202,900)	(7,177,526)	(20,717,250)	—
Net realized and unrealized gain (loss)	11,227,362	(304,133)	20,375,504	778,582
Net increase (decrease) in net assets applicable to common shares from operations	$85,759,990	$42,124,669	$116,594,002	$5,274,446

See accompanying notes to financial statements.

62	NUVEEN

Statement of Changes in Net Assets

	Preferred Income Opportunities (JPC)		Preferred and Income Term (JPI)
	Year Ended 7/31/16	Year Ended 7/31/15	Year Ended 7/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$74,532,628	$77,143,927	$42,428,802	$44,685,722
Net realized gain (loss) from:
Investments and foreign currency	(10,668,071)	11,902,076	(4,958,896)	6,053,459
Options written	675,301	802,961	—	—
Securities sold short	—	—	—	—
Swaps	(201,344)	(2,050,447)	(188,141)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	30,658,823	(28,008,403)	12,020,430	(14,799,658)
Options written	(34,447)	42,318	—	—
Swaps	(9,202,900)	(6,433,583)	(7,177,526)	(6,203,119)
Net increase (decrease) in net assets applicable to common shares from operations	85,759,990	53,398,849	42,124,669	29,736,404
Distributions to Common Shareholders
From net investment income	(77,898,962)	(74,952,966)	(44,427,328)	(44,115,359)
From accumulated net realized gains	—	—	(4,150,107)	—
Return of Capital	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(77,898,962)	(74,952,966)	(48,577,435)	(44,115,359)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	89,735	—	37,720	—
Cost of shares repurchased and retired	—	(825,508)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	89,735	(825,508)	37,720	—
Net increase (decrease) in net assets applicable to common shares	7,950,763	(22,379,625)	(6,415,046)	(14,378,955)
Net assets applicable to common shares at the beginning of period	1,012,765,914	1,035,145,539	566,137,124	580,516,079
Net assets applicable to common shares at the end of period	$1,020,716,677	$1,012,765,914	$559,722,078	$566,137,124
Undistributed (Over-distribution of) net investment income at the end of period	$(4,105,940)	$1,637,742	$(2,306,771)	$1,261,626

See accompanying notes to financial statements.

NUVEEN	63

Statement of Changes in Net Assets (continued)

	Preferred Securities Income (JPS)		Flexible Investment Income (JPW)
	Year Ended 7/31/16	Year Ended 7/31/15	Year Ended 7/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$96,218,498	$82,458,770	$4,495,864	$5,071,834
Net realized gain (loss) from:
Investments and foreign currency	26,780,229	2,886,183	(3,108,172)	(1,921,095)
Options written	—	—	191,671	236,521
Securities sold short	—	—	—	2,461
Swaps	(315,121)	(2,270,269)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	14,627,646	(10,869,655)	3,687,179	(1,213,518)
Options written	—	—	7,904	11,703
Swaps	(20,717,250)	(7,688,673)	—	—
Net increase (decrease) in net assets applicable to common shares from operations	116,594,002	64,516,356	5,274,446	2,187,906
Distributions to Common Shareholders
From net investment income	(98,299,558)	(87,983,215)	(4,498,378)	(5,478,707)
From accumulated net realized gains	—	—	—	(1,783,583)
Return of capital	—	—	(735,483)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(98,299,558)	(87,983,215)	(5,233,861)	(7,262,290)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	778,167,361	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	98,377	—	—	—
Cost of shares repurchased and retired	—	—	(92,957)	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	778,265,738	—	(92,957)	—
Net increase (decrease) in net assets applicable to common shares	796,560,182	(23,466,859)	(52,372)	(5,074,384)
Net assets applicable to common shares at the beginning of period	1,174,258,796	1,197,725,655	68,873,489	73,947,873
Net assets applicable to common shares at the end of period	$1,970,818,978	$1,174,258,796	$68,821,117	$68,873,489
Undistributed (Over-distribution of) net investment income at the end of period	$7,301,841	$10,224,717	$(417,194)	$(555,988)

See accompanying notes to financial statements.

64	NUVEEN

Statement of Cash Flows	Year Ended July 31, 2016

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$85,759,990	$42,124,669	$116,594,002	$5,274,446
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(385,862,540)	(175,814,087)	(759,637,954)	(55,076,321)
Proceeds from sales and maturities of investments	392,869,468	187,072,995	660,623,742	58,262,018
Proceeds from (Purchases of) short-term investments, net	6,915,815	4,677,630	(50,946,490)	2,375,202
Proceeds from (Payments for) swap contracts, net	(201,344)	(188,141)	(315,121)	—
Premiums received for options written	1,166,113	—	—	349,668
Cash paid for terminated options written	(560,937)	—	—	(160,941)
Premiums received (paid) for interest rate swaps	(2,582,545)	(2,434,836)	(4,089,932)	—
Amortization (Accretion) of premiums and discounts, net	193,063	262,185	407,479	(24,646)
(Increase) Decrease in:
Cash collateral at brokers	—	(5,940,000)	—	—
Receivable for dividends	(149,717)	40,958	40,366	41,077
Receivable for interest	(1,340,849)	10,269	(7,443,498)	(200,950)
Receivable for investments sold	(2,456,941)	(4,898,940)	(879,329)	(181,149)
Receivable for reclaims	8,871	5,553	(62,950)	2,364
Other assets	8,960	(1,934)	1,933	170
Increase (Decrease) in:
Payable for investments purchased	(6,241,813)	416,233	2,756,895	(1,524,491)
Accrued interest on borrowings	35,560	19,800	102,467	4,556
Accrued management fees	(9,346)	(13,803)	775,260	(3,516)
Accrued Trustees fees	(4,630)	3,671	179,994	(37)
Accrued other expenses	(3,719)	(6,641)	(372,650)	11,804
Net realized (gain) loss from:
Investments and foreign currency	10,668,071	4,958,896	(26,780,229)	3,108,172
Options written	(675,301)	—	—	(191,671)
Swaps	201,344	188,141	315,121	—
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(30,658,823)	(12,020,430)	(14,627,646)	(3,687,179)
Options written	34,447	—	—	(7,904)
Swaps	9,202,900	7,177,526	20,717,250	—
Net cash provided by (used in) operating activities	76,316,097	45,639,714	(62,641,290)	8,370,672
Cash Flows from Financing Activities
Proceeds from borrowings	—	—	155,200,000	2,500,000
Repayments of borrowings	—	—	—	(5,500,000)
Increase (Decrease) in cash overdraft	—	1,402,016	—	—
Cash distributions paid to common shareholders	(77,795,407)	(48,522,819)	(92,558,710)	(5,277,715)
Cost of common shares repurchased and retired	—	—	—	(92,957)
Net cash provided by (used in) financing activities	(77,795,407)	(47,120,803)	62,641,290	(8,370,672)
Net Increase (Decrease) in Cash	(1,479,310)	(1,481,089)	—	—
Cash at the beginning of period	1,481,089	1,481,089	—	—
Cash at the end of period	$1,779	$—	$—	$—

Supplemental Disclosure of Cash Flow Information*	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Cash paid for interest on borrowings (excluding borrowing costs)	$4,915,682	$2,737,017	$6,469,757	$279,077
Non-cash financing activities not included herein consists of reinvestments of common share distributions	89,735	37,720	98,377	—
*	See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for more information of the non-cash activities related to Preferred Securities Income’s (JPS) Reorganization.

See accompanying notes to financial statements.

NUVEEN	65

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Discount from Shares Repurchased and Retired		Ending NAV	Ending Share Price

Preferred Income Opportunities (JPC)
Year Ended 7/31:
2016	$10.45	$0.77		$0.11	$0.88	$(0.80)	$—	$(0.80)	$—		$10.53	$10.43
2015	10.67	0.80		(0.25)	0.55	(0.77)	—	(0.77)	—	*	10.45	9.19
2014	10.26	0.79		0.38	1.17	(0.76)	—	(0.76)	—	*	10.67	9.34
2013(g)	10.28	0.46		(0.04)	0.42	(0.44)	—	(0.44)	—		10.26	9.35
Year Ended 12/31:
2012	8.67	0.76		1.61	2.37	(0.76)	—	(0.76)	—		10.28	9.71
2011	9.62	0.51		(0.72)	(0.21)	(0.75)	—	(0.75)	0.01		8.67	8.01

Preferred and Income Term (JPI)
Year Ended 7/31:
2016	24.88	1.86		(0.01)	1.85	(1.95)	(0.18)	(2.13)	—		24.60	24.59
2015	25.51	1.96		(0.65)	1.31	(1.94)	—	(1.94)	—		24.88	22.28
2014	25.06	1.98		0.93	2.91	(1.97)	(0.49)	(2.46)	—		25.51	23.11
2013	23.81	1.89		1.32	3.21	(1.86)	(0.10)	(1.96)	—	*	25.06	23.68
2012(h)	23.88	—	*	(0.02)	(0.02)	—	—	—	(0.05)		23.81	25.50

	Borrowings at the End of Period(j)
Preferred Income Opportunities (JPC)	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 7/31:
2016	$404,100	$3,526
2015	404,100	3,506
2014	402,500	3,572
2013(g)	402,500	3,473
Year Ended 12/31:
2012	383,750	3,599
2011	348,000	3,416

Preferred and Income Term (JPI)
Year Ended 7/31:
2016	225,000	3,488
2015	225,000	3,516
2014	225,000	3,580
2013	225,000	3,535

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

66	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(f)

9.01%	23.47%	$1,020,717	1.73%		7.58%		N/A	N/A	17%
5.36	6.76	1,012,766	1.63		7.55		N/A	N/A	44
11.97	8.50	1,035,146	1.67		7.73		N/A	N/A	41
4.09	0.63	995,460	1.67	***	7.47	***	N/A	N/A	27

28.17	31.44	997,484	1.79		7.85		N/A	N/A	123
(2.23)	4.95	840,643	1.73		5.40		1.70%	5.43%	34

7.96	20.97	559,722	1.77		7.73		N/A	N/A	23
5.30	4.83	566,137	1.66		7.80		N/A	N/A	26
12.34	8.71	580,516	1.73		7.96		N/A	N/A	37
13.69	0.41	570,298	1.72		7.51		N/A	N/A	57
(0.23)	2.00	476,252	0.97	***	(0.96	)***	N/A	N/A	—

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of dividends expense on securities sold short and all interest expense paid and other costs related to borrowings, where applicable, as follows:

Preferred Income Opportunities (JPC)	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares(e)	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2016	—%	0.50%
2015	—	0.41
2014	—	0.43
2013(g)	—	0.45	***
Year Ended 12/31:
2012	—	0.52
2011	— **	0.43

Preferred and Income Term (JPI)
Year Ended 7/31:
2016	—%	0.50%
2015	—	0.41
2014	—	0.45
2013(i)	—	0.48	***

(d)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing Preferred Income Opportunities (JPC) for any fees or expenses.
(e)	Effective for periods beginning after December 31, 2011, Preferred Income Opportunities (JPC) no longer makes short sales of securities.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the seven months ended July 31, 2013.
(h)	For the period July 26, 2012 (commencement of operations) through July 31, 2012.
(i)	For the period August 29, 2012 (first utilization date of borrowings) through July 31, 2013.
(j)	Preferred Income Term (JPI) did not utilize borrowings prior to the fiscal year ended July 31, 2013.
N/A	The Fund does not have or no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.
***	Annualized.

See accompanying notes to financial statements.

NUVEEN	67

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Offering Costs		Ending NAV	Ending Share Price

Preferred Securities Income (JPS)
Year Ended 7/31:
2016	$9.75	$0.69	$(0.07)	$0.62	$(0.70)	$—	$—	$(0.70)	$—		$—		$9.67	$9.63
2015	9.95	0.68	(0.15)	0.53	(0.73)	—	—	(0.73)	—		—		9.75	9.08
2014	9.45	0.69	0.47	1.16	(0.66)	—	—	(0.66)	—		—		9.95	8.92
2013	9.12	0.69	0.30	0.99	(0.66)	—	—	(0.66)	—		—		9.45	8.47
2012	8.77	0.69	0.32	1.01	(0.66)	—	—	(0.66)	—		—		9.12	9.34

Flexible Investment Income (JPW)
Year Ended 7/31:
2016	18.59	1.21	0.22	1.43	(1.21)	—	(0.20)	(1.41)	—	*	—		18.61	16.78
2015	19.96	1.37	(0.78)	0.59	(1.47)	(0.49)	—	(1.96)	—		—		18.59	16.30
2014	18.91	1.42	1.14	2.56	(1.51)	—	—	(1.51)	—		—	*	19.96	18.28
2013(e)	19.10	0.03	(0.18)	(0.15)	—	—	—	—	—		(0.04)		18.91	19.80

	Borrowings at End of Period(i)
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

Preferred Securities Income (JPS)
Year Ended 7/31:
2016	$945,000	$3,086
2015	465,800	3,521
2014	464,000	3,581
2013	464,000	3,451
2012	427,000	3,570

Flexible Investment Income (JPW)
Year Ended 7/31:
2016	27,000	3,549
2015	30,000	3,296
2014	30,000	3,465

68	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

6.77%	14.48%	$1,970,819	1.84%		7.31%		N/A		N/A		36%
5.47	10.35	1,174,259	1.64		6.92		1.64	(h)	6.92	(h)	8
12.83	13.76	1,197,726	1.69		7.32		N/A		N/A		16
10.98	(2.63)	1,137,303	1.71		7.23		N/A		N/A		32
12.32	25.17	1,097,385	1.80		8.13		N/A		N/A		19

8.49	12.89	68,821	1.91		6.96		N/A		N/A		63
3.19	(0.02)	68,873	1.82		7.15		N/A		N/A		122
14.26	0.80	73,948	1.70		7.51		N/A		N/A		71
(0.99)	(1.00)	66,297	1.40	**	1.93	**	N/A		N/A		3

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Preferred Securities Income (JPS)
Year Ended 7/31:
2016	0.50%
2015	0.40
2014	0.43
2013	0.47
2012	0.55

Flexible Investment Income (JPW)
Year Ended 7/31:
2016	0.44%
2015	0.37
2014(g)	0.33 **

(d)	After expense reimbursement from the Adviser, where applicable. As of September 30, 2010, the Adviser is no longer reimbursing Preferred Securities Income (JPS), respectively, for any fees or expenses.
(e)	For the period June 25, 2013 (commencement of operations) through July 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the period August 13, 2013 (first utilization date of borrowings) through July 31, 2014.
(h)	During the fiscal year ended July 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common share equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets Applicable to Common Shares reflect this voluntary expense reimbursement from Adviser.
(i)	Flexible Investment Income (JPW) did not utilize borrowings prior to the fiscal year ended July 31, 2014.
*	Rounds to less than $0.01 per share.
**	Annualized.
N/A	The Fund does not have or no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

NUVEEN	69

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Preferred Income Opportunities Fund (JPC) (“Preferred Income Opportunities (JPC)”)

•	Nuveen Preferred and Income Term Fund (JPI) (“Preferred and Income Term (JPI)”)

•	Nuveen Preferred Securities Income Fund (JPS) (“Preferred Securities Income (JPS)”)

•	Nuveen Flexible Investment Income Fund (JPW) (“Flexible Investment Income (JPW)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Preferred Income Opportunities (JPC), Preferred and Income Term (JPI), Preferred Securities Income (JPS) and Flexible Investment Income (JPW) were each organized as Massachusetts business trusts on January 27, 2003, April 18, 2012, June 24, 2002 and March 28, 2013, respectively.

The end of the reporting period for the Funds is July 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2016 (the “current fiscal period”).

Effective May 9, 2016, in conjunction with its reorganization, Preferred Securities Income Fund (JPS) changed its name from Nuveen Quality Preferred Income Fund 2.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, Spectrum Asset Management, Inc. (“Spectrum”), and/or Nuveen Asset Management LLC (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and NAM are each responsible for approximately half of Preferred Income Opportunities’ (JPC) portfolio. NAM manages the investment portfolio of Preferred and Income Term (JPI), Spectrum manages the investment portfolio of Preferred Securities Income (JPS), while NWQ manages the investment portfolio of Flexible Investment Income (JPW). The Adviser is responsible for managing Preferred Income Opportunities’ (JPC), Preferred and Income Term’s (JPI) and Preferred Securities Income’s (JPS) investments in swap contracts.

Investment Objectives and Principal Investment Strategies

Preferred Income Opportunities’ (JPC) investment objective is to provide high current income and total return by investing at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in preferred securities, and up to 20% opportunistically over the market cycle in other types of securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity. At least 50% of its managed assets are rated investment grade (BBB/Baa or better by S&P, Moody’s, or Fitch) at the time of investment.

Preferred and Income Term’s (JPI) investment objective is to provide a high level of current income and total return. The Fund seeks to achieve its investment objective by investing in preferred securities and other income producing securities. Under normal market conditions, the Fund will invest at least 80% of its managed assets in preferred and other income producing securities. The Fund will invest at least 60% of its managed assets in securities rated investment grade (BBB-/Baa3 or higher) at the time of purchase.

Effective January 31, 2016, the 40% limit to the non-U.S. issuers for Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) was removed in order to allow for an increased number of contingent capital securities in each Fund’s portfolio.

Preferred Securities Income Fund’s (JPS) investment objective is high current income consistent with capital preservation. The Fund’s secondary investment objective is to enhance portfolio value. The Fund invests at least 80% of its managed assets in preferred securities and up to 20% of its managed assets in debt securities, including convertible debt securities and convertible preferred securities. The Fund invests at least 50% (80% for the period August 1, 2015 through October 18, 2015 and 65% for the period October 19, 2015 through May 8, 2016) of its managed assets in securities that,

70	NUVEEN

at the time of investment, are investment grade quality (BBB/Baa or better), which may include up to 10% in securities that are rated investment grade by at least one nationally recognized statistical rating organization. Effective May 8, 2016, the 45% limit to the non-U.S. issuers for the Fund was eliminated.

Flexible Investment Income’s (JPW) investment objectives are to provide high current income and, secondarily, capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its managed assets in income producing securities issued by companies located anywhere in the world. The Fund will invest in income producing securities across the capital structure – in any type of debt, preferred or equity securities offered by a particular company, or debt securities issued by a government. The Fund will invest 100% of its managed assets in U.S. dollar-denominated securities, and may invest up to 50% of its managed assets in securities of non-U.S. companies. The Fund may invest up to 40% of its managed assets in equity securities (other than preferred securities). At least 25% of the aggregate market value of the Fund’s investments in debt and preferred securities that are of a type customarily rated by a credit rating agency will be rated investment grade, or if unrated, will be judged to be of comparable quality by NWQ The Fund will invest at least 25% of its managed assets in securities issued by financial services companies. The Fund may invest up to 15% of its managed assets in securities and other instruments that, at the time of purchase, are illiquid. The Fund may opportunistically write (sell) covered call options on the Fund’s portfolio of equity securities for the purpose of enhancing the Fund’s risk-adjusted total return over time. The Fund anticipates using leverage to help achieve its investment objectives. The Fund may utilize leverage in the form of borrowings from a financial institution or the issuance of preferred shares or other senior securities, such as commercial paper or notes.

Fund Reorganizations

Effective prior to the opening of business on May 9, 2016, certain funds were reorganized into one, larger Fund included in this report (the “Reorganizations”) as follows:

Target Funds	Acquiring Fund
Nuveen Quality Preferred Income Fund (JTP)	Preferred Securities Income (JPS)
(“Quality Preferred Income (JTP)”)
Nuveen Quality Preferred Income Fund 3 (JHP)
(“Quality Preferred Income 3 (JHP)”)

For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

Upon the closing of a reorganization, the Target Funds transfer their assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Funds. The Target Funds are then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds become shareholders of the Acquiring Fund. Holders of common shares of the Target Funds receive newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Details of Preferred Securities Income’s (JPS) Reorganizations are further described in Note 9 – Fund Reorganizations.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements, Rehypothecation.

NUVEEN	71

Notes to Financial Statements (continued)

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Dividends to common shareholders are declared monthly. For Preferred Income Opportunities (JPC), Preferred and Income Term (JPI) and Preferred Securities Income (JPS) net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Subject to approval and oversight by the Funds’ Board of Trustees (the “Board”), Flexible Investment Income (JPW) seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Fund receives may differ from the Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of July 31 each year.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

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Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non- U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by an independent pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

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Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Preferred Income Opportunities (JPC)	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$47,521,726	$4,471,930	**	$—	$51,993,656
$25 Par (or similar) Retail Preferred	541,097,940	79,211,133	**	—	620,309,073
Convertible Preferred Securities	13,019,825	3,298,488	**	—	16,318,313
Corporate Bonds	—	126,702,609		—	126,702,609
$1,000 Par (or similar) Institutional Preferred	—	605,931,204		—	605,931,204

Short-Term Investments:
Repurchase Agreements	—	6,077,118		—	6,077,118

Investments in Derivatives:
Options Written	(148,573)	—		—	(148,573)
Interest Rate Swaps***	—	(12,137,778)		—	(12,137,778)
Total	$601,490,918	$813,554,704		$—	$1,415,045,622
Preferred and Income Term (JPI)
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$177,872,167	$72,178,633	**	$—	$250,050,800
Corporate Bonds	—	61,142,490		—	61,142,490
$1,000 Par (or similar) Institutional Preferred	—	470,335,296		—	470,335,296

Investments in Derivatives:
Interest Rate Swaps***	—	(11,783,339)		—	(11,783,339)
Total	$177,872,167	$591,873,080		$—	$769,745,247
Preferred Securities Income (JPS)
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$437,610,458	$166,896,191	**	$—	$604,506,649
Convertible Preferred Securities	14,153,956	—		—	14,153,956
Corporate Bonds	—	163,635,776		—	163,635,776
$1,000 Par (or similar) Institutional Preferred	—	2,025,248,156		—	2,025,248,156
Investment Companies	25,902,597	—		—	25,902,597

Short-Term Investments:
Repurchase Agreements	—	85,124,510		—	85,124,510

Investments in Derivatives:
Interest Rate Swaps***	—	(24,166,918)		—	(24,166,918)
Total	$477,667,011	$2,416,737,715		$—	$2,894,404,726
Flexible Investment Income (JPW)
Long-Term Investments*:
Common Stocks	$13,752,389	$1,248,233	**	$—	$15,000,622
$25 Par (or similar) Retail Preferred	22,966,308	448,356	**	—	23,414,664
Convertible Preferred Securities	2,194,545	885,500	**	—	3,080,045
Corporate Bonds	—	44,358,448		—	44,358,448
$1,000 Par (or similar) Institutional Preferred	—	8,035,941		—	8,035,941
Common Stock Rights	—	1,111,382	**	—	1,111,382

Short-Term Investments:
Repurchase Agreements	—	277,234		—	277,234

Investments in Derivatives:
Options Written	(43,187)	—		—	(43,187)
Total	$38,870,055	$56,365,094		$—	$95,235,149
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s

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dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

Preferred Income Opportunities (JPC)	Value	% of Total Investments
Country:
United Kingdom	$88,013,838	6.2%
France	39,723,793	2.8
Australia	26,267,520	1.8
Switzerland	25,914,786	1.8
Other	90,504,096	6.3
Total non-U.S. securities	$270,424,033	18.9%
Preferred and Income Term (JPI)
Country:
United Kingdom	$76,952,727	9.8%
France	42,362,660	5.4
Switzerland	27,501,141	3.5
Australia	27,072,303	3.5
Other	66,170,977	8.5
Total non-U.S. securities	$240,059,808	30.7%

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Notes to Financial Statements (continued)

Preferred Securities Income (JPS)	Value	% of Total Investments
Country:
United Kingdom	$461,597,536	15.8%
France	211,446,152	7.3
Switzerland	158,805,272	5.4
Netherlands	152,867,336	5.2
Other	317,975,643	10.9
Total non-U.S. securities	$1,302,691,939	44.6%
Flexible Investment Income (JPW)
Country:
United Kingdom	$3,343,019	3.5%
Canada	2,731,863	2.9
Belgium	1,378,041	1.4
Germany	1,248,233	1.3
Other	3,365,857	3.6
Total non-U.S. securities	$12,067,013	12.7%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Preferred Income Opportunities (JPC)	Fixed Income Clearing Corporation	$6,077,118	$(6,077,118)	$—
Preferred Securities Income (JPS)	Fixed Income Clearing Corporation	85,124,510	(85,124,510)	—
Flexible Investment Income (JPW)	Fixed Income Clearing Corporation	277,234	(277,234)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

76	NUVEEN

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, Preferred Income Opportunities (JPC) and Flexible Investment Income (JPW) wrote covered call options on common stocks to hedge equity exposure.

The average notional amount of outstanding options written during the current fiscal period, was as follows:

	Preferred Income Opportunities (JPC)	Flexible Investment Income (JPW)
Average notional amount of outstanding options written*	$(8,107,700)	$(2,473,260)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Preferred Income Opportunities (JPC)
Equity price	Options	—	$—	Options written, at value	$(148,573)
Flexible Investment Income (JPW)
Equity price	Options	—	$—	Options written, at value	$(43,187)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Preferred Income Opportunities (JPC)	Equity price	Options	$675,301	$(34,447)
Flexible Investment Income (JPW)	Equity price	Options	191,671	7,904

NUVEEN	77

Notes to Financial Statements (continued)

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, Preferred Income Opportunities (JPC), Preferred and Income Term (JPI) and Preferred Securities Income (JPS) continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Funds’ use through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)
Average notional amount of interest rate swap contracts outstanding*	$228,592,000	$168,750,000	$305,978,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

78	NUVEEN

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Preferred Income Opportunities (JPC)
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps*	$(12,137,778)
Preferred and Income Term (JPI)
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps*	$(11,783,339)
Preferred Securities Income (JPS)
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps*	$(24,166,918)
*	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Preferred Income Opportunities (JPC)	JPMorgan Chase Bank, N.A.	$—	$(12,137,778)	$—	$(12,137,778)	$8,834,616	$(3,303,162)
Preferred and Income Term (JPI)	JPMorgan Chase Bank, N.A.	$—	$(11,783,339)	$—	$(11,783,339)	$8,820,000	$(2,963,339)
Preferred Securities Income (JPS)	JPMorgan Chase Bank, N.A.	$—	$(24,166,918)	$—	$(24,166,918)	$17,711,374	$(6,455,544)
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Preferred Income Opportunities (JPC)	Interest rate	Swaps	$(201,344)	$(9,202,900)
Preferred and Income Term (JPI)	Interest rate	Swaps	(188,141)	(7,177,526)
Preferred Securities Income (JPS)	Interest rate	Swaps	(315,121)	(20,717,250)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	79

Notes to Financial Statements (continued)

4. Fund Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	Preferred Income Opportunities (JPC)		Preferred and Income Term (JPI)
	Year Ended 7/31/16	Year Ended 7/31/15	Year Ended 7/31/16	Year Ended 7/31/15
Common shares:
Repurchased and retired	—	(88,813)	—	—
Issued to shareholders due to reinvestment of distributions	8,729	—	1,570	—

Weighted average common share:
Price per share repurchased and retired	$—	$9.27	$—	$—
Discount per share repurchased and retired	—%	12.73%	—%	—%

	Preferred Securities Income (JPS)		Flexible Investment Income (JPW)
	Year Ended 7/31/16	Year Ended 7/31/15	Year Ended 7/31/16	Year Ended 7/31/15
Common shares:
Issued in the Reorganizations	83,403,764	—	—	—
Repurchased and retired	—	—	(6,500)	—
Issued to shareholders due to reinvestment of distributions	10,454	—	—	—

Weighted average common share:
Price per share repurchased and retired	$—	$—	$14.28	$—
Discount per share repurchased and retired	—%	—%	15.28%	—%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Purchases	$385,862,540	$175,814,087	$759,637,954	$55,076,321
Sales and maturities	392,869,468	187,072,995	660,623,742	58,262,018

Transactions in options written for the following Funds during the current fiscal period were as follows:

	Preferred Income Opportunities (JPC)		Flexible Investment Income (JPW)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	4,219	$226,569	1,249	$65,738
Options written	15,907	1,166,113	5,130	349,668
Options terminated in closing purchase transactions	(13,894)	(853,238)	(4,027)	(243,383)
Options exercised	(208)	(34,935)	(59)	(9,909)
Options expired	(4,564)	(348,065)	(1,314)	(99,320)
Options outstanding, end of period	1,460	$156,444	979	$62,794

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

80	NUVEEN

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income on real estate investment trust (“REIT”) investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of July 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Cost of investments	$1,346,061,670	$745,678,235	$2,800,165,223	$90,552,842
Gross unrealized:
Appreciation	$90,359,678	$42,128,463	$181,587,555	$5,497,681
Depreciation	(9,089,375)	(6,278,112)	(63,181,134)	(772,187)
Net unrealized appreciation (depreciation) of investments	$81,270,303	$35,850,351	$118,406,421	$4,725,494

Permanent differences, primarily due to bond premium amortization adjustments, complex securities character adjustments, distribution reallocations, federal taxes paid, investments in partnerships, expiration of capital loss carryforwards, nondeductible reorganization expenses, reorganization adjustments and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2016, the Funds’ tax year end, as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Paid-in-surplus	$(98,640,698)	$694	$74,365,303	$(55)
Undistributed (Over-distribution of) net investment income	(2,377,348)	(1,569,871)	(841,816)	141,308
Accumulated net realized gain (loss)	101,018,046	1,569,177	(73,523,487)	(141,253)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2016, the Funds’ tax year end, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Undistributed net ordinary income[1]	$4,590,326	$858,294	$20,330,554	$—
Undistributed net long-term capital gains	—	—	—	—

[1]      Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2016 and paid on August 1, 2016. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2016 and July 31, 2015, was designated for purposes of the dividends paid deduction as follows:

2016	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Distributions from net ordinary income[2]	$77,898,377	$44,433,768	$92,646,305	$4,547,281
Distributions from net long-term capital gains[3]	—	4,143,412	—	—
Return of capital	—	—	—	735,483

2015	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Distributions from net ordinary income[2]	$74,600,924	$44,012,972	$87,622,036	$6,521,833
Distributions from net long-term capital gains	—	—	—	740,458
Return of capital	—	—	—	—

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains if any.
[3]	The Funds designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2016.

NUVEEN	81

Notes to Financial Statements (continued)

As of July 31, 2016, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)[4]	Flexible Investment Income (JPW)
Expiration:
July 31, 2017	$204,895,930	$—	$318,462,924	$—
July 31, 2018	9,385,427	—	321,212,384	—
July 31, 2019	—	—	10,696,373	—
Not subject to expiration	19,456,396	3,580,539	—	5,299,726
Total	$233,737,753	$3,580,539	$650,371,681	$5,299,726

[4]	A portion of JPS’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

As of July 31, 2016, the Funds’ tax year end, $146,504,371 of Preferred Securities Income’s (JPS) capital loss carryforward was written off due to limitations under the Internal Revenue Code and related regulations.

As of July 31, 2016, the Funds’ tax year end, the following Funds’ capital loss carryforwards expired as follows:

	Preferred Income Opportunities (JPC)	Preferred Securities Income (JPS)
Expired capital loss carryforwards	$98,640,698	$232,620,226

During the Funds’ tax year ended July 31, 2016, the following Fund utilized capital loss carryforwards as follows:

Preferred Securities Income (JPS)
Utilized capital loss carryforwards	$23,698,469

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to Preferred Securities Income (JPS). During the current fiscal period, Preferred Securities Income (JPS) paid Spectrum commissions of $275,838.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
For the first $500 million	0.6800%	0.7000%	0.7000%	0.7000%
For the next $500 million	0.6550	0.6750	0.6750	0.6750
For the next $500 million	0.6300	0.6500	0.6500	0.6500
For the next $500 million	0.6050	0.6250	0.6250	0.6250
For managed assets over $2 billion	0.5800	0.6000	0.6000	0.6000

82	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2016, the complex-level fee rate for each of the Funds was 0.1610%.

Other Transactions with Affiliates

The Funds pays no compensation directly to those of their trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Borrowings

Preferred Income Opportunities (JPC), Preferred and Income Term (JPI), Preferred Securities Income (JPS), and Flexible Investment Income (JPW) have each entered into a committed financing agreement (collectively, “Borrowings”) which permit the Funds to borrow on a secured basis as a means of leverage. Each Fund’s maximum commitment amount under these Borrowings is as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Maximum commitment amount	$404,100,000	$225,000,000	$945,000,000	$35,000,000

As a result of the Reorganization, Preferred Securities Income (JPS) amended its Borrowings and increased its maximum commitment amount from $465.8 million to $945 million.

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Outstanding balance on Borrowings	$404,100,000	$225,000,000	$945,000,000	$27,000,000

For Preferred Income Opportunities (JPC), Preferred and Income Term (JPI) and Preferred Securities Income (JPS) interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum (0.75% per annum for Preferred Securities Income (JPS) effective February 26, 2016) on the amounts borrowed and 0.50% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than

NUVEEN	83

Notes to Financial Statements (continued)

20% of the maximum commitment amount. Flexible Investment Income’s (JPW) interest is charged on the Borrowings at a rate equal to the 1-month LIBOR plus 0.70% per annum on the amount borrowed and 0.15% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 40% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Average daily balance outstanding	$404,100,000	$225,000,000	$552,326,776	$26,575,137
Average annual interest rate	1.21%	1.21%	1.16%	1.06%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

Preferred Income Opportunities (JPC), Preferred and Income Term (JPI) and Preferred Securities Income (JPS) entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, Preferred Income Opportunities (JPC), Preferred and Income Term (JPI) and Preferred Securities Income (JPS) each had Hypothecated Securities as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)
Hypothecated Securities	$144,435,630	$54,041,948	$403,529,531

Preferred Income Opportunities (JPC), Preferred and Income Term (JPI) and Preferred Securities Income (JPS) earn Rehypothecation Fees, which are recognized as “Other income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)
Rehypothecation Fees	$373,909	$209,689	$472,846

9. Fund Reorganizations

The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Target Funds’ shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of each of the Reorganizations, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds’ shareholders for federal income tax purposes.

84	NUVEEN

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the Reorganizations, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 3 (JHP)
Cost of investments	$769,793,192	$295,420,741
Fair value of investments	787,463,443	300,767,053
Net unrealized appreciation (depreciation) of investments	17,670,251	5,346,312

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Common Shares

The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Reorganizations were as follows:

Target Funds – Prior to Reorganizations	Quality Preferred Income (JTP)	Quality Preferred Income 3 (JHP)
Common shares outstanding	64,658,447	23,670,657
Net assets applicable to common shares	$562,581,184	$215,586,177
NAV per common share outstanding	$8.70	$9.11

Acquiring Fund – Prior to Reorganizations	Preferred Securities Income (JPS)
Common shares outstanding	120,393,013
Net assets applicable to common shares	$1,123,273,505
NAV per common share outstanding	$9.33

Acquiring Fund – Post Reorganizations	Preferred Securities Income (JPS)
Common shares outstanding	203,796,777
Net assets applicable to common shares	$1,901,440,866
NAV per common share outstanding	$9.33

Pro Forma Results of Operations

The beginning of the Target Funds’ current fiscal period was August 1, 2015. Assuming the Reorganizations had been completed on August 1, 2015, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the current fiscal period, are as follows:

Acquiring Fund – Pro Forma Results from Operations	Preferred Securities Income (JPS)
Net investment income (loss)	$138,905,433
Net realized and unrealized gains (losses)	(11,494,330)
Change in net assets resulting from operations	127,411,103

Because the combined investment portfolios for the Reorganizations have been managed as a single integrated portfolio since the Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for the Acquiring Fund since the Reorganizations were consummated.

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Notes to Financial Statements (continued)

Cost and Expenses

In connection with the Reorganizations, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

10. Subsequent Events

Borrowings

Subsequent to the current fiscal period, Preferred Securities Income (JPS) entered into a $150,000,000 reverse repurchase agreement as a means of leverage. In conjunction with receipt of the $150,000,000 the Fund paid down the outstanding balance on its Borrowings to $795,000,000.

86	NUVEEN

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	JPC	JPI	JPS	JPW
% QDI	58.19%	77.13%	50.27%	35.03%
% DRD	41.93%	49.84%	26.89%	32.05%

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2016:

	JPC	JPI	JPS	JPW
% of Interest-Related Dividends	26%	21%	35%	42%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JPC	JPI	JPS	JPW
Common shares repurchased	—	—	—	6,500

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

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Glossary of Terms

Used in this Report (Unaudited)

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Barclays USD Capital Securities Index: The Barclays USD Capital Securities component of the Barclays Global Capital Securities Index generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

■	Basel III: A comprehensive set of reform measures designed to improve the regulation, supervision and risk management within the banking sector. The Basel Committee on Banking Supervision published the first version of Basel III in late 2009, giving banks approximately three years to satisfy all requirements. Largely in response to the credit crisis, banks are required to maintain proper leverage ratios and meet certain capital requirements.

■	BofA/Merrill Lynch Core Plus Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Index returns do not include the effects of any sales charges or management fees.

■	BofA/Merrill Lynch Preferred Securities Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50 or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

■	BofA/Merrill Lynch U.S. All Capital Securities Index: An index comprised of four sub-indexes that better represent the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	BofA/Merrill Lynch U.S. Corporate Index: An unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

■	BofA/Merrill Lynch U.S. High Yield Index: An index that tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

88	NUVEEN

■	Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	JPC Blended Index (Comparative Benchmark): A blended return consisting of 82.5% of the BofA/Merrill Lynch Preferred Securities Fixed Rate Index and 17.5% of the Barclays USD Capital Securities Index. The index returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

■	JPI Blended Benchmark Index (Old JPI Blended Index): A blended return consisting of the BofA/Merrill Lynch Preferred Securities Fixed Rate Index and the Barclays USD Capital Securities Index. The JPI Blended Benchmark Index is comprised of a 65% weighting in the BofA/Merrill Lynch Preferred Securities Fixed Rate Index, and a 35% weighting in the Barclays USD Capital Securities Index. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

■	JPI Blended Benchmark Index (New JPI Blended Index): The New JPI Blended Index is a blended return consisting of 60% BofA/Merrill Lynch U.S. All Capital Securities Index and 40% BofA/Merrill Lynch Contingent Capital Index. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

■	JPS Blended Benchmark (Old Comparative Index): A blended return consisting of: 1) 55% of the BofA/Merrill Lynch Preferred Securities Fixed Rate Index, an unmanaged index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market; and 2) 45% of the Barclays Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of “equity credit” from a rating agency. Index returns do not include the effects of any sales charges or management fees.

■

JPS Blended Benchmark (New Comparative Index): A blended return consisting of: 1) 40% of the BofA/Merrill Lynch Contingent Capital Index (COCO), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment-grade issues; and 2) 60% of the BofA/Merrill Lynch All Capital Securities Index (IOCS), a subset of the BofA/Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade

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Glossary of Terms Used in this Report (Unaudited) (continued)

and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns do not include the effects of any sales charges or management fees.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Option-adjusted spread (OAS): An option-adjusted spread is a more meaningful spread statistic for mortgage-backed securities, which experience cash flows over multiple time periods, and for which the borrower has the option to re-pay principal at any time. OAS is based on modeled forecasts for voluntary repayments, as well as discounted cash flows, to arrive at a market-weighted spread over a known Treasury benchmark.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

■	Russell 1000® Value Index: An index that measures the performance of those Russell 1000® Index companies with lower price-to-book- ratios and lower forecasted growth values. The Russell 1000® Value Index measures the performance of the 1,000 largest companies in the Russell 3000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

90	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	91

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees of each Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser(s) to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement(s) (each, a “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between: in the case of Nuveen Preferred Income Opportunities Fund (the “Preferred Income Opportunities Fund”), (a) the Adviser and Nuveen Asset Management, LLC (“NAM”), and (b) the Adviser and NWQ Investment Management Company, LLC (“NWQ”); in the case of Nuveen Preferred and Income Term Fund (the “Preferred and Income Fund”), the Adviser and NAM; in the case of Nuveen Preferred Securities Income Fund (the “Preferred Securities Fund”), the Adviser and Spectrum Asset Management, Inc. (“Spectrum” and, together with NAM and NWQ, the “Sub-Advisers”); and in the case of Nuveen Flexible Investment Income Fund (the “Flexible Investment Fund”), the Adviser and NWQ. Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews each Investment Management Agreement and Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, compliance matters, securities lending, leverage matters, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with each Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Advisers (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of a peer group; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and a review of premium/discount trends and leverage management as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of each Sub-Adviser examining, among other things, the applicable team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well

92	NUVEEN

as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing the sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); and (g) providing leverage management.

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, closed-end fund/structured products, fund governance, compliance, fund administration, product management and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) expanded efforts to support leverage management with a goal of seeking the most effective structure for fund shareholders given appropriate risk levels and regulatory constraints; (c) increased support for dividend management; (d) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (e) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (f) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (g) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the closed-end fund product line. The Board noted the Adviser’s continued efforts during 2015 (a) to rationalize the product line through mergers designed to help reduce product overlap, offer shareholders the potential for lower fees and enhanced investor acceptance, and address persistent discounts in the secondary market; (b) to oversee and manage leverage as the Adviser facilitated the rollover of existing facilities and conducted negotiations for improved terms and pricing to reduce leverage costs; (c) to conduct capital management services including share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on such opportunities for the closed-end funds; and (d) to implement data-driven market analytics which, among other things,

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provided a better analysis of the shareholder base, enhanced the ability to monitor the closed-end funds versus peers and helped to understand trading discounts. The Board also considered the quality and breadth of Nuveen’s investment relations program through which Nuveen seeks to build awareness of, and educate investors and financial advisers with respect to, Nuveen closed-end funds which may help to build an active secondary market for the closed-end fund product line.

As noted, the Adviser also oversees the Sub-Advisers who primarily provide the portfolio advisory services to the respective Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Advisers and managing the sub-advisory relationships. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Fund under each applicable Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015 (or for such shorter periods available for the Preferred and Income Fund and the Flexible Investment Fund, which did not exist for part of the foregoing time frame), as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

In addition to the foregoing, the Independent Board Members continued to recognize the importance of secondary market trading for the shares of closed-end funds. At the quarterly meetings as well as the May Meeting, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. At the May Meeting and/or prior meetings, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, an analysis by the Adviser of the key economic, market and competitive trends that affected the

94	NUVEEN

closed-end fund market and Nuveen closed-end funds and considered any actions proposed periodically by the Adviser to address trading discounts of certain closed-end funds, including, among other things, share repurchases, fund reorganizations, adjusting fund investment mandates and strategies, and increasing fund awareness to investors. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds to be a continuing priority in their oversight of the closed-end funds.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser(s) manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the Preferred Income Opportunities Fund, the Board noted that, although the Fund ranked in the third quartile in its Performance Peer Group in the five-year period and the fourth quartile in the three-year period, the Fund was in the second quartile in the one-year period. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board determined that the Fund’s performance was satisfactory.

For the Preferred and Income Fund, the Board noted that the Fund ranked in its Performance Peer Group in the second quartile for the three-year period and first quartile in the one-year period and outperformed its benchmark in the one- and three-year periods. The Board determined that the Fund’s performance had been satisfactory.

For the Preferred Securities Fund, the Board noted that, although the Fund ranked in the fourth quartile in the three-year period in its Performance Peer Group, the Fund ranked in the second quartile in the one-year period and third quartile in the five-year period and, although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board determined that the Fund’s performance was satisfactory.

For the Flexible Investment Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile and narrowly underperformed its benchmark in the one-year period. Although the Fund’s performance history was too short for a meaningful assessment of performance, the Board was satisfied with the Fund’s progress.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted

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that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Independent Board Members noted that the Preferred Income Opportunities Fund had a net management fee slightly higher than its peer average but a net expense ratio below its peer average; the Preferred and Income Fund had a net management fee higher than its peer average but a net expense ratio in line with its peer average; the Preferred Securities Fund had a net management fee slightly higher than its peer average but a net expense ratio below its peer average; and the Flexible Investment Fund had a net management fee and net expense ratio higher than its respective peer average (and the Independent Board Members noted that the higher expense ratio was generally due to the Fund’s small size compared to its peers and higher custodian costs associated with implementing a new trading system).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund other than the Preferred Securities Fund had at least one affiliated sub-adviser (i.e., NAM and/or NWQ). With respect to affiliated sub-advisers, including NAM and NWQ, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had at least one sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the sub-adviser(s). The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

With respect to Spectrum, the unaffiliated Sub-Adviser, the Independent Board Members considered the pricing schedule that such Sub-Adviser charges for other clients. The Independent Board Members noted that the fee rate paid to Spectrum for its sub-advisory services was reasonable in relation to the fees of other clients. The Independent Board Members also noted that the fees paid to Spectrum were the result of arm’s-length negotiations.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members

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reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that NAM and NWQ are affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Advisers, the Independent Board Members also considered the profitability of each Sub-Adviser from its relationship with the Nuveen funds. With respect to sub-advisers affiliated with Nuveen, including NAM and NWQ, the Independent Board Members reviewed such Sub-Advisers’ revenues, expenses and revenue margins (pre- and post-tax) for their advisory activities for the calendar year ended December 31, 2015. With respect to NAM, the Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for such Sub-Adviser for the calendar year ending December 31, 2015. Similarly, with respect to sub-advisers unaffiliated with Nuveen, including Spectrum, the Independent Board Members considered information regarding the profitability of such sub-advisers in providing services to the applicable Nuveen funds. The Independent Board Members considered Spectrum’s revenues, expenses and profitability margins (pre-tax and after-tax) for its advisory activities with the applicable Nuveen funds for the 2014 and 2015 calendar years.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and each Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although

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the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. With respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and the material savings achieved from fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in closed-end funds/structured products, fund administration, operations, fund governance, investment services, compliance, product management and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds and as underwriter on shelf offerings for certain existing funds.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the applicable Sub-Adviser(s) and that NAM and NWQ may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized that NAM and NWQ may benefit from soft dollar arrangements if they do not have to pay for this research out of their own assets, the Board also recognized that any such research may benefit the applicable Funds to the extent it enhances the ability of such Sub-Advisers to manage the respective Funds.

With respect to Spectrum, such Sub-Adviser has not participated in soft dollar arrangements with respect to Fund portfolio transactions. The Board, however, noted that Spectrum served as its own broker for portfolio transactions for the Nuveen funds it sub-advised and therefore may receive some indirect compensation.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the applicable Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each applicable Fund and that the Advisory Agreements be renewed.

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Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		180

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		180

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		180

■ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		180

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Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ ALBIN F. MOSCHNER(2)			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		180

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		180

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		180

■ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		180

■ TERENCE J. TOTH			Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		180

100	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ MARGARET L. WOLFF			Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		180

Interested Board Members:

■ WILLIAM ADAMS IV(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products, (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		180

■ MARGO L. COOK(2)(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President (since 2015) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		180

NUVEEN	101

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers, LLC (since 2002) and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988		181

■ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		77

■ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments Holdings, Inc.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		181

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		181

■ NATHANIEL T. JONES			Senior Vice President (since 2016), formerly, Vice President (2011-2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		181

■ WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		181

■ DAVID J. LAMB			Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		77

■ TINA M. LAZAR			Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		181

102	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY			Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007		181

■ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		181

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		181

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

NUVEEN	103

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

EAN-C-0716D        19244-INV-Y-09/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Flexible Investment Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
July 31, 2016	$21,200	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2015	$20,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP ’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
July 31, 2016	$0	$0	$0	$0
July 31, 2015	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

Thomas J. Ray, CFA, Managing Director, Head of Fixed Income, Fixed Income Portfolio Manager/Analyst

Prior to joining NWQ in 2015, Tom was a Private Investor. Prior to that, he served as Chief Investment Officer, President and founding member of Inflective Asset Management; a boutique investment firm specializing in convertible securities. Prior to founding Inflective, Tom also served as portfolio manager at Transamerica Investment Management. Tom graduated from University of Wisconsin with a B.B.A in Finance, Investment & Banking and an M.S. in Finance. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Susi Budiman, CFA, Managing Director, Fixed Income Portfolio Manager/Analyst

Prior to joining NWQ in 2006, Susi was Portfolio Manager for China Life Insurance Company in Taiwan where she managed multi-sector and multi-currency fixed income portfolios with responsibility for over $1.8 billion in assets under management.

Prior to that, she was a currency exchange associate at Fleet National Bank in Singapore covering Asian, Euro, and other major currencies. Susi earned her bachelor’s degree in Finance from the University of British Columbia and received her M.B.A. in Finance at the Marshall School of Business at the University of Southern California. She earned her Chartered Financial Analyst designation from the CFA Institute in 2006 and is a member of the Los Angeles Society of Financial Analysts. She also earned her Financial Risk Manager designation in 2003.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED – AS OF JULY 31, 2016

	Thomas J. Ray	Susi Budiman
(a) RICs
Number of accts	6	4
Assets ($000s)	$1,383,694,408.86	$1,054,612,773.36

(b) Other pooled accts
Non-performance fee accts
Number of accts	2	2
Assets ($000s)	$112,794,339.65	$112,794,339.65
(c) Other
Non-performance fee accts
Number of accts	3819	3817
Assets ($000s)	$978,735,923.13	$977,582,768.62
Performance fee accts
Number of accts	0	0
Assets ($000s)	0	0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•	With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•	Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary.

NWQ annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals. In addition, Nuveen annually participates in the McLagan compensation survey, and regularly benchmarks employee salaries, bonus, and total cash levels to ensure it remains competitive.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability, and in the interest of employee and client interest alliance, NWQ’s bonus pool will be augmented based on investment performance exceeding applicable benchmarks. Individual bonuses are based primarily on the following:

•	Overall performance of client portfolios

•	Objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration, and work ethic

To further strengthen our incentive compensation package and to create an even stronger alignment with the long-term success of the firm, NWQ provides a number of other incentive opportunities through long-term employment contracts with certain senior executives, retention agreements, and an equity incentive plan with non-solicitation and non-compete provisions for participating employees. The equity incentive plan provides meaningful equity to participating employees that is similar to restricted stock and options, and vests over the next several years. As mentioned above, the equity ownership is large in scale, broadly distributed, and has a robust governance structure to ensure that NWQ’s professionals have a strong alignment of interests with the firm’s clients over the long term. Equity incentive plans allowing key employees of NWQ to participate in the firm’s growth over time have been in place since Nuveen’s acquisition of NWQ.

At NWQ, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and, therefore, are compensated in a manner similar to portfolio managers at many other firms. Benefits besides compensation include a college tuition program for the children of all full-time employees whereby they are eligible for reimbursement of tuition and other mandatory fees, among others.

Item 8(a)(4).	OWNERSHIP OF JPW SECURITIES AS OF JULY 31, 2016

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Thomas J. Ray			X
Susi Budiman		X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a)	(b)	(c)	(d)*
	TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	AVERAGE PRICE PAID PER SHARE (OR UNIT)	TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
AUGUST 1-31, 2015	0		0	370,000
SEPTEMBER 1-30, 2015	0		0	370,000
OCTOBER 1-31, 2015	0		0	370,000
NOVEMBER 1-30, 2015	3,500	$15.02	3,500	366,500
DECEMBER 1-31, 2015	0		0	366,500
JANUARY 1-31, 2016	3,000	$13.42	3,000	363,500
FEBRUARY 1-29, 2016	0		0	363,500
MARCH 1-31, 2016	0		0	363,500
APRIL 1-30, 2016	0		0	363,500
MAY 1-31, 2016	0		0	363,500
JUNE 1-30, 2016	0		0	363,500
JULY 1-31, 2016	0		0	363,500
TOTAL	6,500

* The registrant’s repurchase program, for the repurchase of 370,000 shares, was authorized August 4, 2015. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Flexible Investment Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: October 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric A. Antosiewicz
Cedric A. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: October 6, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 6, 2016